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                                                                   Exhibit 10.13
                                  $100,000,000
                               Revolving and Term
                                Credit Agreement


                                  By and Among


                             Hewitt Associates LLC,

                         Harris Trust and Savings Bank,
                           Individually and as Agent,


                                       and


                            the Lenders Party Hereto



                            Dated as of May 28, 1996

================================================================================

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                                TABLE OF CONTENTS

SECTION
                                    DESCRIPTION                             PAGE

Section 1.        The Credit................................................   1

    Section 1.1.     Revolving Credit.......................................   1
    Section 1.2.     Revolving Credit Loans.................................   2
    Section 1.3.     Letters of Credit......................................   2
    Section 1.4.     Term Loans.............................................   5
    Section 1.5.     Manner and Disbursement of Borrowings..................   5

Section 2.        Interest and Change In Circumstances......................   6

    Section 2.1.     Interest Rate Options..................................   6
    Section 2.2.     Minimum Amounts........................................   8
    Section 2.3.     Computation of Interest................................   8
    Section 2.4.     Manner of Rate Selection...............................   8
    Section 2.5.     Change of Law..........................................   9
    Section 2.6.     Unavailability of Deposits or Inability to Ascertain
                     Adjusted LIBOR.........................................   9
    Section 2.7.     Taxes and Increased Costs..............................   9
    Section 2.8.     Change in Capital Adequacy Requirements................  10
    Section 2.9.     Funding Indemnity......................................  11
    Section 2.10.    Lending Branch.........................................  11
    Section 2.11.    Discretion of Lenders as to Manner of Funding..........  11
    Section 2.12.    Interest Rate Margins, L/C Fee and Commitment Fee
                     Adjustment.............................................  12

Section 3.        Fees, Prepayments, Terminations, and Applications.........  12

    Section 3.1.     Fees...................................................  12
    Section 3.2.     Voluntary Prepayments..................................  13
    Section 3.3.     Terminations...........................................  14
    Section 3.4.     Place and Application of Payments......................  14
    Section 3.5.     Notations and Requests.................................  15

Section 4.        Definitions...............................................  15

    Section 4.1.     Definitions............................................  15
    Section 4.2.     Interpretation.........................................  23

Section 5.        Representations and Warranties............................  23

    Section 5.1.     Organization and Qualification.........................  23
    Section 5.2.     Subsidiaries...........................................  23
    Section 5.3.     Authority and Validity of Obligations..................  24
    Section 5.4.     Use of Proceeds; Margin Stock..........................  24
    Section 5.5.     Financial Reports......................................  24

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    Section 5.6.     No Material Adverse Change............................  25
    Section 5.7.     Full Disclosure.......................................  25
    Section 5.8.     Good Title............................................  25
    Section 5.9.     Litigation and Other Controversies....................  25
    Section 5.10.    Taxes.................................................  25
    Section 5.11.    Approvals.............................................  25
    Section 5.12.    Affiliate Transactions................................  26
    Section 5.13.    Investment Company; Public Utility Holding Company....  26
    Section 5.14.    ERISA.................................................  26
    Section 5.15.    Compliance with Laws..................................  26
    Section 5.16.    Other Agreements......................................  26
    Section 5.17.    No Default............................................  27

Section 6.        Conditions Precedent.....................................  27

    Section 6.1.     All Advances..........................................  27
    Section 6.2.     Initial Advance.......................................  27
    Section 6.3.     Initial Loans; Prior Credit Agreements; Transitional
                     Adjustments...........................................  28

Section 7.        Covenants................................................  28

    Section 7.1.     Maintenance of Business...............................  29
    Section 7.2.     Maintenance of Properties.............................  29
    Section 7.3.     Taxes and Assessments.................................  29
    Section 7.4.     Insurance.............................................  29
    Section 7.5.     Financial Reports.....................................  29
    Section 7.6.     Inspection............................................  31
    Section 7.7.     Funded Debt Ratio.....................................  31
    Section 7.8.     Owners Equity.........................................  31
    Section 7.9.     Funded Debt to EBITDA Ratio...........................  31
    Section 7.10.    Distributions.........................................  31
    Section 7.11.    Funded Debt...........................................  32
    Section 7.12.    Liens.................................................  32
    Section 7.13.    Investments, Acquisitions, Loans, Advances and
                     Guaranties............................................  33
    Section 7.14.    Operating Leases......................................  34
    Section 7.15.    Mergers, Consolidations and Sales.....................  34
    Section 7.16.    Maintenance of Subsidiaries...........................  34
    Section 7.17.    ERISA.................................................  34
    Section 7.18.    Compliance with Laws..................................  35
    Section 7.19.    Burdensome Contracts With Affiliates..................  35
    Section 7.20.    No Changes in Fiscal Year.............................  35
    Section 7.21.    Amendments to Articles and Operating Agreement........  35

Section 8.        Events of Default and Remedies...........................  35

    Section 8.1.     Events of Default.....................................  35
    Section 8.2.     Non-Bankruptcy Defaults...............................  37

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    Section 8.3.      Bankruptcy Defaults..................................  37
    Section 8.4.      Collateral for Undrawn Letters of Credit.............  38

Article 9.         The Agent...............................................  38

    Section 9.1.      Appointment and Authorization........................  38
    Section 9.2.      Rights as a Lender...................................  38
    Section 9.3.      Standard of Care.....................................  39
    Section 9.4.      Costs and Expenses...................................  39
    Section 9.5.      Indemnity............................................  40

Section 10.        Miscellaneous...........................................  40

    Section 10.1.     Holidays.............................................  40
    Section 10.2.     No Waiver, Cumulative Remedies.......................  40
    Section 10.3.     Waivers, Modifications and Amendments................  40
    Section 10.4.     Costs and Expenses...................................  40
    Section 10.5.     Documentary Taxes....................................  41
    Section 10.6.     Survival of Representations..........................  41
    Section 10.7.     Survival of Indemnities..............................  41
    Section 10.8.     Notices..............................................  41
    Section 10.9.     Personal Jurisdiction................................  42
    Section 10.10.    Waiver of Jury Trial.................................  42
    Section 10.11.    Construction.........................................  43
    Section 10.12.    Headings.............................................  43
    Section 10.13.    Severability of Provisions...........................  43
    Section 10.14.    Counterparts.........................................  43
    Section 10.15.    Binding Nature, Governing Law, Etc...................  43
    Section 10.16.    Entire Understanding.................................  43
    Section 10.17.    Participations.......................................  43

Signature..................................................................  45

Exhibit A - Revolving Credit Note
Exhibit B - Term Loan Note
Exhibit C - Compliance Certificate
Schedule 5.2 - Subsidiaries
Schedule 7.13 - Existing Investments, Loans and Advances to Hewitt Services LLC and Subsidiaries

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                              Hewitt Associates LLC
                                Credit Agreement

To:


Harris Trust and Savings Bank
Chicago, Illinois

Bank of America Illinois
Chicago, Illinois

NBD Bank
Chicago, Illinois

Ladies and Gentlemen:

         The undersigned, Hewitt Associates LLC, an Illinois limited liability company (the "Borrower"), applies to you for your several commitments, subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, to extend credit to the Borrower, all as more fully hereinafter set forth.

Section 1.      The Credit.

          Section 1.1. Revolving Credit. Subject to the terms and conditions hereof, each Lender severally agrees to extend a revolving credit (the "Revolving Credit") to the Borrower which may be availed of by the Borrower from time to time during the period from and including the date hereof to but not including the Revolving Credit Termination Date, at which time the commitments of the Lenders to extend credit under the Revolving Credit shall expire. The maximum amount of the Revolving Credit which each Lender agrees to extend to the Borrower shall be as set forth opposite such Lender's signature hereto under the heading "Revolving Credit Commitment", as such amount may be reduced pursuant hereto. The Revolving Credit may be utilized by the Borrower in the form of Revolving Credit Loans and Letters of Credit, all as more fully hereinafter set forth, provided that the aggregate principal amount of Revolving Credit Loans and L/C Obligations outstanding at any one time shall not exceed the Revolving Credit Commitments. During the period from and including the date hereof to but not including the Revolving Credit Termination Date, the Borrower may use the Revolving Credit Commitments by borrowing, repaying and reborrowing Revolving Credit Loans in whole or in part and/or by having the Agent issue Letters of Credit, having such Letters of Credit expire or otherwise terminate without having been drawn upon or, if drawn upon, reimbursing the Agent for each such drawing, and having the Agent issue new Letters of Credit, all in accordance with the terms and conditions of this Agreement. For purposes of this Agreement, where a determination of the unused or available amount of the Revolving Credit Commitments is necessary, the Revolving Credit Loans and Letters of Credit shall be deemed to utilize the Revolving Credit Commitments. The obligations of the Lenders hereunder are several and not joint, and no Lender shall under any circumstances be obligated to extend credit under the Revolving Credit in excess of its Revolving Credit Commitment.

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             Section 1.2.    Revolving Credit Loans. Subject to the terms and
conditions hereof, the Revolving Credit may be availed of by the Borrower in the form of loans (individually a "Revolving Credit Loan" and collectively the "Revolving Credit Loans"). Each Revolving Credit Loan shall be in a minimum amount of $500,000, and each Revolving Credit Loan shall be made pro rata by the Lenders in accordance with the amounts of their Revolving Credit Commitments. Each advance made by a Lender of its pro rata share of a Revolving Credit Loan shall be made against and evidenced by a Revolving Credit Note of the Borrower (individually a "Revolving Credit Note" and collectively the "Revolving Credit Notes") payable to the order of such Lender in the amount of its Revolving Credit Commitment, with each Revolving Credit Note to be in the form (with appropriate insertions) attached hereto as Exhibit A. Each Revolving Credit Note shall be dated the date of issuance thereof, be expressed to bear interest as set forth in Section 2 hereof, and be expressed to mature on the Revolving Credit Termination Date. Without regard to the principal amount of each Revolving Credit Note stated on its face, the actual principal amount at any time outstanding and owing by the Borrower on account thereof shall be the sum of all advances then or theretofore made thereon less all payments of principal actually received.

             Section 1.3.    Letters of Credit.

           (a) General Terms. At the discretion and subject to the approval of the Lenders in each instance, the Revolving Credit may be availed of by the Borrower in the form of standby letters of credit denominated in U.S. Dollars (each, a "Letter of Credit") issued by the Agent for the account of the Borrower, provided that the aggregate amount of Letters of Credit issued and outstanding hereunder shall not at any time exceed $10,000,000. For purposes of this Agreement, a Letter of Credit shall be deemed outstanding as of any time in an amount equal to the maximum amount which could be drawn thereunder under any circumstances and over any period of time plus any unreimbursed drawings then outstanding with respect thereto. If and to the extent any Letter of Credit expires or otherwise terminates without having been drawn upon, the availability under the Revolving Credit Commitments shall to such extent be reinstated. The Letters of Credit shall be issued by the Agent, but each Lender shall be obligated to reimburse the Agent for such Lender's pro rata share of the amount of each draft drawn under a Letter of Credit in accordance with this Section and, accordingly, each Letter of Credit shall be deemed to utilize the Revolving Credit Commitments of all Lenders pro rata in accordance with the amounts of their Revolving Credit Commitments. The Borrower understands and agrees that the Agent and the Lenders have no obligation to make Letters of Credit available to the Borrower and the Lenders may refuse in their sole discretion in each instance to request the Agent to issue any Letter of Credit after receiving a request therefore from the Borrower.

           (b) Term. Unless the Lenders shall otherwise agree, each Letter of Credit issued hereunder shall expire not later than the earlier of (i) twelve
(12) months from the date of issuance (or be cancelable not later than twelve
(12) months from the date of issuance and each renewal) or (ii) the Revolving Credit Termination Date. In the event the Agent issues any Letter of Credit with an expiration date that is automatically extended unless the Agent gives notice that the expiration date will not so extend beyond its then scheduled expiration date, the Agent will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date (i) the expiration date of such Letter of Credit if so extended would be after the Revolving Credit Termination Date, (ii) the Revolving Credit Commitments have terminated or (iii) an Event of Default exists and the Required Lenders have given the Agent instructions not to so permit the extension of the expiration date of such Letter of Credit.

           (c) General Characteristics. Each Letter of Credit issued hereunder shall be payable in U.S. Dollars, conform to the general requirements of the Agent for the issuance of standby letters of credit, as the case may be, as to form and substance, and be a letter of credit which the Agent may lawfully issue.

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           (d) Applications. At the time the Borrower requests each Letter of
Credit to be issued (or prior to the first issuance of a Letter of Credit in the case of a continuing application), the Borrower shall execute and deliver to the Agent an application for such Letter of Credit in the form then customarily prescribed by the Agent (individually an "Application" and collectively the "Applications"). Subject to the other provisions of this subsection, the obligation of the Borrower to reimburse the Agent for drawings under a Letter of Credit (a "Reimbursement Obligation") shall be governed by the Application for such Letter of Credit. In the event the Agent is not reimbursed by the Borrower for the amount the Agent pays on any draft drawn under a Letter of Credit issued hereunder by 11:00 a.m. (Chicago time) on the date when such drawing is paid, the obligation of the Borrower to reimburse the Agent for the amount of such draft paid shall bear interest (which the Borrower hereby promises to pay on demand) from and after the date the draft is paid until payment in full thereof at a fluctuating rate per annum determined by adding 2% to the Domestic Rate as from time to time in effect. Anything contained in the Applications to the contrary notwithstanding, (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 3 hereof, (ii) prior to the occurrence of a Default or an Event of Default the Agent will not call for additional collateral security for the obligations of the Borrower under the Applications, and (iii) prior to the occurrence of a Default or an Event of Default the Agent will not call for the funding of a Letter of Credit by the Borrower prior to being presented with a draft drawn thereunder (or, in the event the draft is a time draft, prior to its due date). The Borrower hereby irrevocably authorizes the Agent to charge the Borrower's principal operating account (or in the event amounts therein are insufficient, then any other deposit account of the Borrower) maintained with the Agent for the amount necessary to reimburse the Agent for any drafts drawn under Letters of Credit issued hereunder.

           (e) Change in Laws. If the Agent or any Lender shall determine that any change in any applicable law, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over the Agent or such Lender (whether or not having the force of law), shall:

                (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against the Letters of Credit, or the Agent's or such Lender's or the Borrower's liability with respect thereto; or

                (ii) impose on the Agent or such Lender any penalty with respect to the foregoing or any other condition regarding this Agreement, the Applications or the Letters of Credit;

and the Agent or such Lender shall determine that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to the Agent or such Lender of issuing, maintaining or participating in the Letters of Credit hereunder (without benefit of, or credit for, any prorations, exemptions, credits or other offsets available under any such laws, regulations, guidelines or interpretations thereof), then the Borrower shall pay on demand to the Agent or such Lender from time to time as specified by the Agent or such Lender such additional amounts as the Agent or such Lender shall determine are sufficient to compensate and indemnify it for such increased cost. If the Agent or any Lender makes such a claim for compensation, it shall provide the Borrower (with a copy to the Agent in the case of any Lender) a certificate setting forth the computation of the increased cost as a result of any event mentioned herein in reasonable detail and such certificate shall be conclusive if reasonably determined absent manifest error.

           (f) Participations in Letters of Credit. Each Lender shall participate on a pro rata basis in the Letters of Credit issued by the Agent, which participation shall automatically arise upon the issuance of each Letter of Credit. Each Lender unconditionally agrees that in the event the Agent is not immediately reimbursed by the Borrower for the amount paid by the Agent on any draft presented under a Letter of Credit, then in that event such Lender shall pay to the Agent such Lender's pro rata share of the amount of each draft so paid based on the percentage which its Revolving Credit Commitment bears to the aggregate of the Revolving Credit Commitments and in return such Lender shall automatically receive an equivalent percentage participation in the rights of the Agent to obtain reimbursement from the Borrower for the amount of such draft, together with interest thereon as provided for herein. The obligations of the Lenders to the Agent under this subsection shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any setoff, counterclaim or defense to payment which any Lender may have or have had against the Borrower, the Agent, any other Lender or any other party whatsoever. In the event that any Lender fails to honor its obligation to reimburse the Agent for its pro rata share of the amount of any such draft, then in that event (i) the defaulting Lender shall have no right to participate in any recoveries from the Borrower in respect of such draft and (ii) all amounts to which the defaulting Lender would otherwise be entitled under the terms of this Agreement or any of the other Loan Documents shall first be applied to reimbursing the Lenders for their respective pro rata shares of the defaulting Lender's portion of the draft, together with interest thereon at the rate provided for herein. Upon reimbursement to the other Lenders (pursuant to clause
(iii) above or otherwise) of the amount advanced by them to the Agent in respect of the defaulting Lender's share of the draft together with interest thereon, the defaulting Lender shall thereupon be entitled to its participation in the Agent's right of recovery against the Borrower in respect of the draft paid by the Agent.

             Section 1.4. Term Loans. Pursuant to the applicable Prior Credit Agreements, the Lenders have each heretofore made term loans (the "Term Loans") to the Borrower each in the original principal amount of $10,000,000, the entire principal amount of which remains outstanding as of the date hereof, and as more fully provided in Section 6.3 hereof shall be deemed Term Loans made pursuant hereto. The amount of each Term Loan which each Lender so made to the Borrower is as set forth opposite such Lender's signature hereto under the heading "Term Credit Commitment" (collectively, the "Term Credit Commitments" and individually, a "Term Credit Commitment"). The Term Loan made by each Lender to the Borrower shall be evidenced by a term loan note of the Borrower (individually a "Term Loan Note" and collectively the "Term Loan Notes") payable to the order of such Lender in the amount of its Term Credit Commitment, with each such Term Loan Note to be in the form (with appropriate insertions) attached hereto as Exhibit B. Each Term Loan Note shall be dated the date of issuance thereof, be expressed to bear interest as set forth in Section 2 hereof (it being acknowledged and agreed that the entire principal amount of each of the Term Loans currently bears interest at a fixed rate of interest which shall continue and constitute Offered Rate Portions for all purposes hereof with Interest Periods ending June 30, 2002 in the case of the Harris and B of A Term Loans and June 26, 2002 in the case of the NBD Bank Term Loan) and be expressed to mature in monthly principal installments as therein provided.

             Section 1.5. Manner and Disbursement of Borrowings. The Borrower shall give written or telephonic notice to the Agent (which notice shall be irrevocable once given and, if given by telephone, shall be promptly confirmed in writing) by no later than 9:00 a.m. (Chicago time) (a) on the date the Borrower requests that any Revolving Credit Loan be made to it under the Commitments and (b) one Business Day prior to the date the Borrower requests that the Term Loan be made to it, and the Agent shall promptly notify each Lender of the Agent's receipt of each such notice. Each such notice shall specify the date of the Loan requested (which must be a Business Day) and the amount of such Loan. Each Loan shall initially constitute part of the applicable Domestic Rate Portion except to the extent the Borrower has otherwise timely elected as provided in Section 2 hereof. The Borrower agrees that the Agent may rely upon any written or telephonic notice given by any person the Agent in good faith believes is an Authorized Representative without the necessity of independent investigation and, in the event any telephonic notice conflicts with the written confirmation, such notice shall govern if the Agent and the Lenders have acted in reliance thereon. Not later than 1:00 p.m. (Chicago time) on the date specified for any Loan to be made by a Lender hereunder, such Lender shall make the proceeds of its pro rata share of such Loan available to the Agent in Chicago, Illinois in immediately available funds. Subject to the provisions of
Section 6 hereof, the proceeds of each Loan shall be made available to the Borrower at the principal office of the Agent in Chicago, Illinois, in immediately available funds, upon receipt by the Agent from each Lender of its pro rata share of such Loan. Unless the Agent shall have been notified by a Lender prior to 1:00 p.m. (Chicago time) on the date a Loan is to be made hereunder that such Lender does not intend to make its pro rata share of such Loan available to the Agent, the Agent may assume that such Lender has made such share available to the Agent on such date and the Agent may in reliance upon such assumption make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender and the Agent has made such amount available to the Borrower, the Agent shall be entitled to receive such amount from such Lender forthwith upon the Agent's demand, together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on but excluding the date the Agent recovers such amount at a rate per annum equal to the effective rate charged to the Agent for overnight federal funds transactions with member banks of the federal reserve system for each day as determined by the Agent (or in the case of a day which is not a Business Day, then for the preceding day). If such amount is not received from such Lender by the Agent immediately upon demand, the Borrower will, on demand, repay to the Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Fixed Rate Portion, so that the Borrower will have no liability under Section 2.9 hereof with respect to such payment.

Section 2.        Interest and Change in Circumstances.

        Section 2.1. Interest Rate Options. (a) Subject to the terms and conditions of this Section 2, portions of the principal indebtedness evidenced by the Notes (all of the indebtedness evidenced by a particular class of Notes bearing interest at the same rate for the same period of time being hereinafter referred to as a "Portion") may, at the option of the Borrower, bear interest with reference to the Domestic Rate ("Domestic Rate Portions") or, in the case of Revolving Credit Loans only, with reference to an Adjusted LIBOR ("LIBOR Portions") or, in the case of the Term Loans only, with reference to an Offered Rate ("Offered Rate Portions"), and Portions may be converted from time to time from one basis to another. All of the indebtedness evidenced by a particular class of Notes which is not part of a Fixed Rate Portion shall constitute a single Domestic Rate Portion. All of the indebtedness evidenced by a particular class of Notes which bears interest with reference to a particular Adjusted LIBOR for a particular Interest Period shall constitute a single LIBOR Portion and all of the indebtedness evidenced by a Term Loan Note which bears interest with reference to a particular offered rate for a particular interest period shall constitute a single Offered Rate Portion. Anything contained herein to the contrary notwithstanding, the obligation of the Lenders to create, continue or effect by conversion any Fixed Rate Portion shall be conditioned upon the fact that at the time no Default or Event of Default shall have occurred and be continuing. The Borrower hereby promises to pay interest on each Portion at the rates and times specified in this Section 2.

           (b) Domestic Rate Portion. Each Domestic Rate Portion shall bear interest at the rate per annum determined by adding the Applicable Domestic Rate Margin to the Domestic Rate as in effect from time to time, provided that if a Domestic Rate Portion or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) such Portion shall bear interest, whether before or after judgment, until payment in full thereof at the rate per annum determined by adding 2% to the interest rate which would otherwise be applicable thereto from time to time. Interest on the Domestic Rate Portions shall be payable quarter-annually on the last day of each June, September, December and March in each year (commencing June 30, 1996) and at maturity of the Notes, and interest after maturity (whether by lapse of time acceleration or otherwise) shall be due and payable upon demand. Any change in the interest rate on the Domestic Rate Portions resulting from a change in the Domestic Rate shall be effective on the date of the relevant change in the Domestic Rate.

           (c) Libor Portions. Each LIBOR Portion shall bear interest for each Interest Period selected therefor at a rate per annum determined by adding the Applicable LIBOR Margin to the Adjusted LIBOR for such Interest Period, provided that if any LIBOR Portion is not paid when due (whether by lapse of time, acceleration or otherwise) such Portion shall bear interest, whether before or after judgment, until payment in full thereof through the end of the Interest Period then applicable thereto at the rate per annum determined by adding 2% to the interest rate which would otherwise be applicable thereto, and effective at the end of such Interest Period such LIBOR Portion shall automatically be converted into and added to the applicable Domestic Rate Portion and shall thereafter bear interest at the interest rate applicable to such Domestic Rate Portion after default. Interest on each LIBOR Portion shall be due and payable on the last day of each Interest Period applicable thereto and, with respect to any Interest Period applicable to a LIBOR Portion in excess of three (3) months, on the date occurring every three (3) months after the date such Interest Period began and at the end of such Interest Period, and interest after maturity (whether by lapse of time, acceleration or otherwise) shall be due and payable upon demand. The Borrower shall notify the Agent on or before 11:00 a.m. (Chicago time) on the third Business Day preceding the end of an Interest Period applicable to a LIBOR Portion whether such LIBOR Portion is to continue as a LIBOR Portion, in which event the Borrower shall notify the Agent of the new Interest Period selected therefor, and in the event the Borrower shall fail to so notify the Agent, such LIBOR Portion shall automatically be converted into and added to the applicable Domestic Rate Portion as of and on the last day of such Interest Period. The Agent shall promptly notify each Lender of each notice received from the Borrower pursuant to the foregoing provision.

           (d) Offered Rate Portions. Each Offered Rate Portion of the Term Loan shall bear interest for each Interest Period selected therefor at the Offered Rate for such Interest Period, provided that if any Offered Rate Portion is not paid when due (whether by lapse of time, acceleration or otherwise) such Portion shall bear interest, whether before or after judgment, until payment in full thereof through the end of the Interest Period then applicable thereto at the rate per annum determined by adding 2% to the interest rate which would otherwise be applicable thereto, and effective at the end of such Interest Period such Offered Rate Portion shall automatically be converted into and added to the Domestic Rate Portion and shall thereafter bear interest at the interest rate applicable to the Domestic Rate Portion after default. Interest on each Offered Rate Portion shall be due and payable on the last day of each Interest Period applicable thereto and, with respect to any Interest Period applicable to an Offered Rate Portion in excess of ninety (90) days, on the date occurring every ninety (90) days after the date such Interest Period began and at the end of such Interest Period, and interest after maturity (whether by lapse of time, acceleration or otherwise) shall be due and payable upon demand. The Borrower shall notify the Agent on or before 9:00 a.m. (Chicago time) one Business Day preceding the end of an Interest Period applicable to an Offered Rate Portion whether such Offered Rate Portion is to continue as an Offered Rate Portion, in which event the Borrower shall notify the Agent of the new Interest Period selected therefor, and in the event the Borrower shall fail to so notify the Agent, such Offered Rate Portion shall automatically be converted into and added to the Domestic Rate Portion as of and on the last day of such Interest Period. The Borrower understands and agrees that the Lenders have no obligation to quote Offered Rates and that the Lenders have no obligation to make any Offered Rate Portion available to the Borrower, that the Lenders may refuse to make any such Offered Rate Portion available to the Borrower after receiving a request therefor from the Borrower, and that any such Offered Rate Portion made available to the Borrower shall be subject to such other terms and conditions as are mutually agreed upon by the Borrower and the Lenders.

           Section 2.2. Minimum Amounts. Each Fixed Rate Portion shall be in a minimum amount of $2,000,000 or such greater amount which is an integral multiple of $100,000.

           Section 2.3. Computation of Interest. All interest on the Fixed Rate Portions of the Notes shall be computed on the basis of a year of 360 days for the actual number of days elapsed and all interest on the Domestic

Rate Portions of the Notes shall be computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed.

             Section 2.4. Manner of Rate Selection. The Borrower shall notify the Agent (i) by 11:00 a.m. (Chicago time) at least three (3) Business Days prior to the date upon which the Borrower requests that any LIBOR Portion be created or that any part of the applicable Domestic Rate Portion or Offered Rate Portion be converted into a LIBOR Portion and (ii) by 9:00 a.m. (Chicago time) at least one (1) Business Day prior to the date upon which the Borrower requests that any Offered Rate Portion be created or that any part of the applicable Domestic Rate Portion or any part of a LIBOR Portion or Offered Rate Portion be converted into an Offered Rate Portion (each such notice to specify in each instance the amount thereof and the Interest Period selected therefor), and the Agent shall promptly notify each Lender of each notice received from the Borrower pursuant to the foregoing provision. If any request is made to convert a Fixed Rate Portion into another type of Portion available hereunder, such conversion shall only be made so as to become effective as of the last day of the Interest Period applicable thereto. All requests for the creation, continuance and conversion of Portions under this Agreement shall be irrevocable. Such requests may be written or oral and the Agent is hereby authorized to honor telephonic requests for creations, continuances and conversions received by it from any person the Agent in good faith believes to be an Authorized Representative without the necessity of independent investigation, the Borrower hereby indemnifying the Agent and the Lenders from any liability or loss ensuing from so acting.

             Section 2.5. Change of Law. Notwithstanding any other provisions of this Agreement or any Note, if at any time any Lender shall determine that any change in applicable laws, treaties or regulations or in the interpretation thereof makes it unlawful for such Lender to create or continue to maintain any Fixed Rate Portion, it shall promptly so notify the Agent (which shall in turn promptly notify the Borrower and the other Lenders) and the obligation of such Lender to create, continue or maintain any such Fixed Rate Portion under this Agreement shall terminate until it is no longer unlawful for such Lender to create, continue or maintain such Fixed Rate Portion. The Borrower, on demand, shall, if the continued maintenance of any such Fixed Rate Portion is unlawful, thereupon prepay the outstanding principal amount of the affected Fixed Rate Portion, together with all interest accrued thereon and all other amounts payable to affected Lender with respect thereto under this Agreement; provided, however, that the Borrower may elect to convert the principal amount of the affected Portion into another type of Portion available hereunder, subject to the terms and conditions of this Agreement.

             Section 2.6. Unavailability of Deposits or Inability to Ascertain Adjusted LIBOR. Notwithstanding any other provision of this Agreement or any Note, if prior to the commencement of any Interest Period, the Required Lenders shall determine that deposits in the amount of any LIBOR Portion scheduled to be outstanding during such Interest Period are not readily available to such Lenders in the relevant market or, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining Adjusted LIBOR, then such Lenders shall promptly give notice thereof to the Agent (which shall in turn promptly notify the Borrower and the other Lenders) and the obligations of the Lenders to create, continue or effect by conversion any such Fixed Rate Portion in such amount and for such Interest Period shall terminate until deposits in such amount and for the Interest Period selected by the Borrower shall again be readily available in the relevant market and adequate and reasonable means exist for ascertaining Adjusted LIBOR. Upon the giving of such notice, the Borrower may, on the last day of the then applicable Interest Period, elect to either (i) pay the Affected Portions or (ii) convert such Portions into the Domestic Rate Portions or an available Portion selected by the Borrower of a type not affected by the foregoing, subject to the terms and conditions of this Agreement.

           Section 2.7. Taxes and Increased Costs. With respect to any Fixed Rate Portion, if any Lender shall determine that any change in any applicable law, treaty, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, treaty, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over such Lender or its lending branch or the Fixed Rate Portions contemplated by this Agreement (whether or not having the force of law), shall:

                   (i) impose, increase, or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, or any other acquisition of funds or disbursements by, such Lender which is not in any instance already accounted for in computing the interest rate applicable to such Fixed Rate Portion;

                  (ii) subject such Lender, any Fixed Rate Portion or a Note to the extent it evidences such a Portion to any tax (including, without limitation, any United States interest equalization tax or similar tax however named applicable to the acquisition or holding of debt obligations and any interest or penalties with respect thereto), duty, charge, stamp tax, fee, deduction or withholding in respect of this Agreement, any Fixed Rate Portion or a Note to the extent it evidences such a Portion, except such taxes as may be measured by the overall net income or gross receipts of such Lender or its lending branches and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Lender's principal executive office or its lending branch is located;

                 (iii) change the basis of taxation of payments of principal and interest due from the Borrower to such Lender hereunder or under a Note to the extent it evidences any Fixed Rate Portion (other than by a change in taxation of the overall net income or gross receipts of such Lender); or

                  (iv) impose on such Lender any penalty with respect to the foregoing or any other condition regarding this Agreement, its disbursement, any Fixed Rate Portion or a Note to the extent it evidences any Fixed Rate Portion;

and such Lender shall determine that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to such Lender of creating or maintaining any Fixed Rate Portion hereunder or to reduce the amount of principal or interest received or receivable by such Lender (without benefit of, or credit for, any prorations, exemption, credits or other offsets available under any such laws, treaties, regulations, guidelines or interpretations thereof), then the Borrower shall pay on demand to such Lender from time to time as specified by such Lender such additional amounts as such Lender shall reasonably determine are sufficient to compensate and indemnify it for such increased cost or reduced amount. If a Lender makes such a claim for compensation, it shall provide to the Borrower (with a copy to the Agent) a certificate setting forth the computation of the increased cost or reduced amount as a result of any event mentioned herein in reasonable detail and such certificate shall be conclusive if reasonably determined.

           Section 2.8. Change in Capital Adequacy Requirements. If any Lender shall determine that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any of its branches) or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such corporation's capital, as the case may be, as a consequence of such Lender's obligations hereunder or for the credit which is the subject matter hereof to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to liquidity and capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender such additional amount or amounts reasonably determined by such Lender as will compensate such Lender for such reduction.

           Section 2.9. Funding Indemnity. In the event any Lender shall incur any loss, cost or expense (including, without limitation, any loss (including loss of profit), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired or contracted to be acquired by such Lender to fund or maintain its part of any Fixed Rate Portion or the relending or reinvesting of such deposits or other funds or amounts paid or prepaid to such Lender) as a result of:

                   (i) any payment of a Fixed Rate Portion on a date other than the last day of the then applicable Interest Period for any reason, whether before or after default, and whether or not such payment is required by any provisions of this Agreement; or

                  (ii) any failure by the Borrower to create, borrow, continue or effect by conversion a Fixed Rate Portion on the date specified in a notice given pursuant to this Agreement;

then, upon the demand of such Lender, the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If a Lender requests such a reimbursement, it shall provide to the Borrower (with a copy to the Agent) a certificate setting forth the computation of the loss, cost or expense giving rise to the request for reimbursement in reasonable detail and such certificate shall be conclusive if reasonably determined.

           Section 2.10. Lending Branch. Each Lender may, at its option, elect to make, fund or maintain its pro rata share of the Loans hereunder at the branches or offices specified on the signature pages hereof.

           Section 2.11. Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Notes in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder (including, without limitation, determinations under Sections 2.6, 2.7 and 2.9 hereof) shall be made as if each Lender had actually funded and maintained each Fixed Rate Portion during each Interest Period applicable thereto through the purchase of deposits in the relevant market in the amount of its pro rata share of such Fixed Rate Portion, having a maturity corresponding to such Interest Period, and bearing an interest rate equal to the LIBOR or Offered Rate, as the case may be, for such Interest Period.

           Section 2.12. Interest Rate Margins, L/C Fee and Commitment Fee Adjustment. The initial percentages specified in the definitions of the terms "Applicable Domestic Rate Margin", "Applicable LIBOR Margin", "Applicable L/C Fee" and "Applicable Commitment Fee" specified in Section 4.1 hereof shall be subject to quarterly adjustment (commencing with the fiscal quarter ending June 30, 1996) as follows in effect with the Funded Debt Ratio being computed as in effect on the last day of each fiscal quarter end:

                                                    Level I           Level II                  Level III
                                                    -------           --------                  ---------
                                                                   Greater than or equal
                                                                   to 40% but less than    Greater than or equal
                                                                              ---------                    -----
          Funded Debt Ratio:                      Less than 40%            50%                     to 50%
                                                  -------------            ---                     ------

          Then Applicable Margins and
          Applicable Commitment Fee Shall Be:

          Applicable Margin for Domestic Rate                0%             0%                         0%
          Portions

          Applicable Margin for LIBOR Portions            .300%          .400%                      .500%

          Applicable Commitment Fee                        .15%         .1875%                      .200%

          Applicable L/C Fee                              .300%          .400%                      .500%

         Not later than five Business Days after receipt by the Agent of the financial statements and the compliance certificate called for by Section 7.5 hereof for the applicable quarter, the Agent shall determine the Funded Debt Ratio for the applicable period based on the information contained in such financial statements and compliance certificate and shall promptly notify the Borrower and the Lenders of such determination and of any change in the Applicable Margins, Applicable Commitment Fee and Applicable L/C Fee resulting therefrom, any such change in the Applicable Margins, Applicable Commitment Fee and Applicable L/C Fee to be effective as of the date the Agent so notifies the Borrower, with such new Applicable Margins, Applicable Commitment Fee and Applicable L/C Fee to continue in effect until the effective date of the next quarterly redetermination in accordance with the foregoing. Each determination of the Funded Debt Ratio, Applicable Margins, Applicable Commitment Fee and Applicable L/C Fee by the Agent in accordance with this Section shall be conclusive and binding on the Borrower and the Lenders absent manifest error.

Section 3.         Fees, Prepayments, Terminations, and Applications.

         Section 3.1.   Fees.

         (a) Commitment Fee. For the period from and including the date hereof to but not including the Revolving Credit Termination Date, the Borrower shall pay to the Agent for the account of the Lenders a commitment fee at the rate per annum, equal to the Applicable Commitment Fee as from time to time in effect (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average daily unused portion of the Revolving Credit Commitments. Such commitment fee shall be payable quarter-annually in arrears on the last day of each September, December, March and June in each year (commencing June 30, 1996) and on the Revolving Credit Termination Date.

         (b) Letter of Credit Fees. (i) Letters of Credit Outstanding. The Borrower shall pay to the Agent for the ratable account of the Lenders a letter of credit fee for the Letters of Credit issued hereunder at a rate per annum equal to the Applicable L/C Fee as from time to time in effect per annum on the maximum amount of the Letters of Credit from time to time outstanding, such fee to be paid quarterly in arrears on the last day of each September, December, March and June in each year (commencing June 30, 1996) and on the Revolving Credit Termination Date.

          (ii) Letter of Credit Transaction Charges. In addition to the letter of credit fees called for by the other provisions of this Section 3.1(b), the Borrower further agrees to pay to the Agent, for its own use and benefit, such issuing, processing, amendment and transaction fees and charges as the Agent from time to time customarily imposes in connection with the negotiation and payment of letters of credit and drafts drawn thereunder, together with express and other out-of-pocket costs incurred by the Agent in connection therewith.

         (iii) Agent's Letter of Credit Issuance Fee. In addition to the letter of credit fees called for by the other provisions of this Section 3.1(b), the Borrower shall pay to the Agent for its own account a letter of credit issuance fee for each Letter of Credit issued hereunder in an amount equal to .125% of the amount of each such Letter of Credit, such fee to be paid on the issuance of each such Letter of Credit.

         (c) Agent's Fees. On the date hereof, and on the date occurring on each anniversary of the date hereof when any credit, or commitment to extend credit, is outstanding hereunder, the Borrower shall pay to the Agent, for its own use and benefit, an Agent's fee and other fees as mutually agreed upon by the Borrower and the Agent pursuant to the terms of that certain letter agreement dated May 1, 1996.

          Section 3.2. Voluntary Prepayments. The Borrower shall have the privilege of prepaying the Notes in whole or in part (but if in part, then in a minimum amount of $500,000 at any time upon prior notice to the Agent (such notice if received subsequent to 11:00 a.m. (Chicago time) on a given day to be treated as though received at the opening of business on the next Business Day), which shall promptly so notify the Lenders, by paying to the Agent for the account of the Lenders the principal amount to be prepaid and (i) if such a prepayment prepays the Revolving Credit Notes in full and is accompanied by the termination in whole of the Revolving Credit Commitments, accrued interest thereon to the date of prepayment plus any commitment fee which has accrued and is unpaid, (ii) if such a prepayment prepays the Term Loan Notes in full, accrued interest thereon to the date of prepayment and (iii) any amounts due to the Lenders under Section 2.9 hereof.

          Section 3.3. Terminations. The Borrower shall have the right at any time and from time to time, upon three (3) Business Days' prior notice to the Agent (which shall promptly so notify the Lenders), to ratably terminate without premium or penalty and in whole or in part (but if in part, then in an aggregate amount not less than $5,000,000) the Revolving Credit Commitments, provided that the Revolving Credit Commitments may not be reduced to an amount less than the aggregate principal amount of the Revolving Credit Loans and L/C Obligations then outstanding. Any termination of the Revolving Credit Commitments pursuant to this Section may not be reinstated.

          Section 3.4. Place and Application of Payments. All payments of principal, interest, fees and all other Obligations payable hereunder and under the other Loan Documents shall be made to the Agent at its office at 111 West Monroe Street, Chicago, Illinois (or at such other place as the Agent may specify) on the date any such payment is due and payable. Payments received by the Agent after 11:00 a.m. (Chicago time) shall be deemed received as of the opening of business on the next Business Day. All such payments shall be made in lawful money of the United States of America, in immediately available funds at the place of payment, without setoff or counterclaim and without reduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions and conditions of any nature imposed by any government or any political subdivision or taxing authority thereof (but excluding any taxes imposed on or measured by the net income of any

Lender). Except as herein provided, all payments shall be for the ratable account of the Lenders, shall be made to the Agent and shall be promptly distributed by the Agent ratably to the Lenders. Partial prepayments of the Term Loan Notes shall be applied to the several installments thereof in the inverse order of their respective maturities. Unless the Borrower otherwise directs, principal payments shall be first applied to the applicable Domestic Rate Portion until payment in full thereof, with any balance applied to the Fixed Rate Portions in the order in which their Interest Periods expire.

         Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations shall in each instance, by the Agent or any of the Lenders after the occurrence of an Event of Default shall be remitted to the Agent and distributed as follows:

         (a) first, to the payment of any outstanding costs and expenses incurred by the Agent in protecting, preserving or enforcing rights under this Agreement, or any of the other Loan Documents, and in any event including all costs and expenses of a character which the Borrower has agreed to pay under
Section 10.4 hereof (such funds to be retained by the Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Agent);

         (b) second, to the payment of any outstanding interest or other fees or amounts due under this Agreement or any of the other Loan Document other than for principal, ratably as among the Agent and the Lenders in accord with the amount of such interest and other fees or amounts owing each;

         (c) third, to the payment of the principal of the Notes and any liabilities in respect of outstanding Reimbursement Obligations, pro rata in accord with the then respective unpaid principal balances of the Notes and the then unpaid Reimbursement Obligations;

         (d) fourth, to the Agent, to be held in a segregated account as collateral security for any undrawn Letters of Credit, until the Agent is holding an amount of cash equal to the then outstanding amount of all Letters of Credit; and

         (e) fifth, to the Borrower or to whomever the Agent reasonably determines to be lawfully entitled thereto.

          Section 3.5. Notations and Requests. All Loans made against a Note, the status of all amounts evidenced by a Note as constituting part of the Domestic Rate Portion or a LIBOR Portion or an Offered Rate Portion, and the rates of interest and Interest Periods applicable to such Portions shall be recorded by each Lender on its books and records or, at its option in any instance, endorsed on a schedule to its Note and the unpaid principal balance and status, rates and Interest Periods so recorded or endorsed by such Lender shall be prima facie evidence in any court or other proceeding brought to enforce such Note of the principal amount remaining unpaid thereon, the status of the Loans evidenced thereby and the interest rates and Interest Periods applicable thereto; provided that the failure of a Lender to record any of the foregoing shall not limit or otherwise affect the obligation of the Borrower to repay the principal amount of each Note together with accrued interest thereon. Prior to any negotiation of a Note, a Lender shall record on a schedule thereto the status of all amounts evidenced thereby as constituting part of the Domestic Rate Portion or a LIBOR Portion or Offered Rate Portion and the rates of interest and the Interest Periods applicable thereto.

Section 4.           Definitions; Interpretation.

         Section 4.1. Definitions. The following terms when used herein shall have the following meanings:

        "Adjusted LIBOR" means a rate per annum determined by the Agent in accordance with the following formula:

                                Adjusted LIBOR =           LIBOR
                                                 -------------------------
                                                  100%-Reserve Percentage

"Reserve Percentage" means, for the purpose of computing Adjusted LIBOR, the maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental or other special reserves) imposed by the Board of Governors of the Federal Reserve System (or any successor) under Regulation D on Eurocurrency liabilities (as such term is defined in Regulation
D) for the applicable Interest Period as of the first day of such Interest Period, but subject to any amendments to such reserve requirement by such Board or its successor, and taking into account any transitional adjustments thereto becoming effective during such Interest Period. For purposes of this definition, LIBOR Portions shall be deemed to be Eurocurrency liabilities as defined in Regulation D without benefit of or credit for prorations, exemptions or offsets under Regulation D. "LIBOR" means, for each Interest Period, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rate of interest per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) two Business Days before the beginning of such Interest Period by major banks in the interbank eurodollar market for a period equal to such Interest Period and in an amount equal or comparable to the applicable LIBOR Portion scheduled to be outstanding from the Agent during such Interest Period. "LIBOR Index Rate" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period which appears on the Telerate Page 3750 as of 11:00 (London, England time) on the date two Business Days before the commencement of such Interest Period. "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association Interest Settlement Rates For U.S. Dollar deposits). Each determination of LIBOR made by the Agent shall be conclusive and binding on the Borrower and the Lenders absent manifest error.

        "Affiliate" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, other equity interests, common directors, trustees or officers, by contract or otherwise.

        "Agent" means Harris Trust and Savings Bank and any successor thereto appointed pursuant to Section 9.1 hereof.

        "Agreement" means this Credit Agreement, as the same may be amended, modified or restated from time to time in accordance with the terms hereof.

        "Applicable Commitment Fee" means initially .20% subject to adjustment as provided in Section 2.12 hereof.

        "Applicable Domestic Rate Margin" means initially 0% subject to adjustment as provided in Section 2.12 hereof.

        "Applicable L/C Fee" means initially .50% subject to adjustment as provided in Section 2.12 hereof.

        "Applicable LIBOR Margin" means initially .50% subject to adjustment as provided in Section 2.12 hereof.

        "Applicable Margins" means the Applicable Domestic Rate Margin and Applicable LIBOR Margin, unless the context in which such term is used shall otherwise require.

        "Application" is defined in Section 1.3 hereof.

        "Authorized Representative" means those persons shown on the list of officers provided by the Borrower pursuant to Section 6.2(a) hereof or on any update of any such list provided by the Borrower to the Agent, or any further or different officer of the Borrower so named by any Authorized Representative of the Borrower in a written notice to the Agent.

        "B of A" means Bank of America Illinois.

        "Borrower" is defined in the introductory paragraph hereof.

        "Business Day" means any day other than a Saturday or Sunday on which banks are not authorized or required to close in Chicago, Illinois and, when used with respect to LIBOR Portions, a day on which banks are also dealing in United States Dollar deposits in London, England and Nassau, Bahamas.

        "Capital Lease" means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

        "Capitalized Lease Obligation" means the amount of the liability shown on the balance sheet of any Person in respect of a Capital Lease determined in accordance with GAAP.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

        "Commitments" means and includes the Revolving Credit Commitments and the Term Credit Commitments.

        "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

        "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

        "Domestic Rate" means, for any day, the greater of (i) the rate of interest announced by the Agent from time to time as its prime commercial rate, as in effect on such day; and (ii) the sum of (x) the rate determined by the Agent to be the average (rounded upwards, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Agent for the sale to the Agent at face value of Federal funds in an amount equal or comparable to the principal amount owed to the Agent for which such rate is being determined, plus (y) 1/2 of 1% (0.500%).

        "Domestic Rate Portions" is defined in Section 2.1(a) hereof.

        "EBITDA" means, with reference to any period, Net Income for such period plus all amounts deducted in arriving at such Net Income amount in respect of
(i) Interest Expense for such period, plus (ii) federal, state and local income taxes for such period, plus (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period on the books of the Borrower and its Subsidiaries.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

        "Event of Default" means any event or condition identified as such in
Section 8.1 hereof.

        "First Chicago" means The First National Bank of Chicago.

        "Fixed Rate Portions" means and includes LIBOR Portions and Offered Rate Portions, unless the context in which such term is used shall otherwise require.

        "Funded Debt" means for any Person (without duplication) (i) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (ii) all indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business which are not more than 30 days past due) or other deferred obligations, (iii) all indebtedness secured by any Lien upon Property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness,
(iv) all Capitalized Lease Obligations of such Person and (v) all obligations of such Person on or with respect to letters of credit, bankers' acceptances and other extensions of credit whether or not representing obligations for borrowed money.

        "Funded Debt Ratio" is defined in Section 7.7 hereof.

        "Funded Debt to EBITDA Ratio" is defined in Section 7.9 hereof.

        "GAAP" means generally accepted accounting principles as in effect from time to time, applied by the Borrower and its Subsidiaries on a basis consistent with the preparation of the Borrower's most recent financial statements furnished to the Lenders pursuant to Section 5.4 hereof.

        "Harris" means Harris Trust and Savings Bank.

        "Interest Expense" means with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) of the Borrower and its Subsidiaries for such period determined in accordance with GAAP.

        "Interest Period" means, with respect to (a) any LIBOR Portion, the period commencing on, as the case may be, the creation, continuation or conversion date with respect to such LIBOR Portion and ending one (1), two (2), three

(3), six (6) or twelve (12) months thereafter as selected by the Borrower in its notice as provided herein and (b) any Offered Rate Portion, the period commencing on, as the case may be, the creation, continuation or conversion date with respect to such Offered Rate Portion and ending 30 days to 7 years thereafter as selected by the Borrower in its notice as herein provided; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

               (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless in the case of an Interest Period for a LIBOR Portion the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

              (ii) no Interest Period may extend beyond the maturity date of the relevant Notes;

             (iii) the interest rate to be applicable to each Portion for each Interest Period shall apply from and including the first day of such Interest Period to but excluding the last day thereof; and

              (iv) no Interest Period may be selected if after giving effect thereto the Borrower will be unable to make a principal payment scheduled to be made during such Interest Period without paying part of a Fixed Rate Portion on a date other than the last day of the Interest Period applicable thereto.

For purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on a numerically corresponding day in the next calendar month, provided, however, if an Interest Period begins on the last day of a month or if there is no numerically corresponding day in the month in which an Interest Period is to end, then such Interest Period shall end on the last Business Day of such month.

          "L/C Obligations" means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.

          "Lender" means Harris Trust and Savings Bank, the other signatories hereto (other than the Borrower).

          "Letter of Credit" is defined in Section 1.3(a) hereof.

          "LIBOR Portions" is defined in Section 2.1(a) hereof.

          "Lien" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

          "Loan Documents" means this Agreement, the Notes and the Applications.

          "Loans" means the Revolving Credit Loans and the Term Loans.

          "Material Plan" is defined in Section 8.1(g) hereof.

          "Net Income" means, with reference to any period, the net income (or net loss) of the Borrower and its Subsidiaries for such period as computed on a consolidated basis in accordance with GAAP, and, without limiting the foregoing, after deduction from gross income of all expenses and reserves, including reserves for all taxes on or measured by income, but excluding any extraordinary profits or losses and also excluding any taxes on such profits.

         "Notes"  means the Revolving Credit Notes and the Term Loan Notes.

         "Obligations" means all obligations of the Borrower to pay principal and interest on the Loans and L/C Obligations, all fees and charges payable by the Borrower hereunder, and all other payment obligations of the Borrower arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

         "Offered Rate" means the rate per annum quoted to the Borrower by the Agent at the direction of the Lenders for the applicable Interest Period, such Offered Rate being subject at all times to the provisions of Section 2.1(d) hereof.

         "Offered Rate Portions" is defined in Section 2.1(a) hereof.

         "Owners Equity" means, as of any date the same is to be determined (a) the total owners equity (including capital stock, additional paid-in-capital and retained earnings after deducting treasury stock, but excluding minority interests in Subsidiaries) which would appear on a balance sheet of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP less (b) the sum of (i) the aggregate book value of all assets of the Borrower and its Subsidiaries which would be classified as intangible assets under GAAP, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and deferred research and development expense) and similar assets and (ii) the write-up of assets of the Borrower and its Subsidiaries above cost, determined on a consolidated basis in accordance with GAAP.

         "Parent" means Hewitt Holdings LLC, an Illinois limited liability company.

         "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

         "Plan" means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (i) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group, or (ii) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "Portion" is defined in Section 2.1(a) hereof.

         "Prior Credit Agreements" means that certain $40,000,000 Credit Agreement dated June 15, 1995 by and among the Borrower, the Parent, Harris individually and as Agent and Bank of America Illinois, that certain

$35,000,000 Revolving and Term Credit Agreement dated June 15, 1995 by and among the Borrower, the Parent, Harris individually and as Agent and Bank of America Illinois and that certain $10,000,000 Term Loan and Guaranty Agreement dated June 26, 1995 by and among the Borrower, the Parent and NBD Bank.

         "Private Placement Indebtedness" means the indebtedness of the Borrower with respect to its 7.45% Notes in the aggregate principal amount of $50,000,000 due May 30, 2008.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Reimbursement Obligation" is defined in Section 1.3(d) hereof.

         "Required Lenders" means, as of the date of determinations thereof, those Lenders holding at least 66-2/3% of the Commitments or, in the event that no Commitments are outstanding hereunder, holding at least 66-2/3% in aggregate principal amount of the Obligations outstanding hereunder.

         "Restricted Subsidiary" shall mean any Subsidiary of the Borrower which, as of the time of determination of whether such Subsidiary is a Restricted Subsidiary, either accounts for 5% or more of total revenues of the Borrower and its Subsidiaries for the most recent four full fiscal quarters of the Borrower then ended or accounts for 5% or more of the total assets of the Borrower and its Subsidiaries at the time of determination.

         "Revolving Credit" is defined in Section 1.1 hereof.

         "Revolving Credit Commitments" means the commitments of the Lenders to extend credit under the Revolving Credit in the amounts set forth opposite their signatures hereto under the heading "Revolving Credit Commitment," as such amounts may be reduced pursuant hereto.

         "Revolving Credit Loan" is defined in Section 1.2 hereof.

         "Revolving Credit Note" is defined in Section 1.2 hereof.

         "Revolving Credit Termination Date" means May 28, 2001, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 3.3, 8.2 or 8.3 hereof.

         "Subsidiary" means any corporation or other Person more than 50% of the outstanding ordinary voting shares or other equity interests of which is at the time directly or indirectly owned by the Borrower, by one or more of its Subsidiaries, or by the Borrower and one or more of its Subsidiaries.

         "Term Credit Commitments" is defined in Section 1.4 hereof.

         "Term Loans" is defined in Section 1.4 hereof.

         "Term Loan Notes" is defined in Section 1.4 hereof.

         "Total Capitalization" means, as of any time the same is to be determined the sum of (i) Funded Debt of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP plus (ii) Owners Equity.

         "Unfunded Vested Liabilities" means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

         "Unrestricted Subsidiary" means a Subsidiary which is not a Restricted Subsidiary.

         "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.

         "Wholly-Owned Subsidiary" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares as required by law) or other equity interests are owned by the Borrower and/or one or more Wholly-Owned Subsidiaries within the meaning of this definition.

            Section 4.2. Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.

SECTION 5.               REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants to the Lenders as follows:

            Section 5.1. Organization and Qualification. The Borrower is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Illinois created pursuant to its Articles of Organization (the "Articles" ) and its Operating Agreement (the "Operating Agreement"), has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the failure to be so licensed or qualified could reasonably be expected to have a material adverse effect on the business, operations, properties, assets or condition of the Borrower or on the validity or enforceability of any Note or this Agreement or the rights and remedies of the Agent or Lenders hereunder.

            Section 5.2. Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying. Schedule 5.2 hereto identifies each Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and its Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 5.2 as owned by the Borrower or a

Subsidiary are owned, beneficially and of record, by the Borrower or such Subsidiary free and clear of all Liens. There are no outstanding commitments or other obligations of any Restricted Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Restricted Subsidiary.

            Section 5.3. Authority and Validity of Obligations. The Borrower has full right and authority to enter into this Agreement and the other Loan Documents to which it is a party, to make the borrowings herein provided for, to issue its Notes in evidence thereof, and to perform all of its obligations hereunder and under the other Loan Documents. Without limiting the generality of the foregoing, the Borrower has full right, power and authority to make the borrowings herein provided for and to issue its Notes in evidence thereof and to apply for the issuance of Letters of Credit. The Loan Documents have been duly authorized, executed and delivered by the Borrower and constitute valid and binding obligations of the Borrower enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Borrower of any of the matters and things herein or therein provided for, contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any provision of the Articles or the Operating Agreement of the Borrower or any covenant, indenture or agreement of or affecting the Borrower or any of its Properties, or result in the creation or imposition of any Lien on any Property of the Borrower.

            Section 5.4. Use of Proceeds; Margin Stock. The Borrower shall use the proceeds of the Loans and other extensions of credit made available hereunder solely for its general working capital purposes and for such other legal and proper purposes as are consistent with all applicable laws, the Borrower's Articles and Operating Agreement and the terms of this Agreement. Neither the Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

            Section 5.5. Financial Reports. The consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 1995 and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of Arthur Andersen & Co., S.C., independent public accountants, and the unaudited interim consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 1996 and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the six (6) months then ended, heretofore furnished to the Lenders, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at said dates and the consolidated results of their operations and cash flows for the periods then ended in conformity with generally accepted accounting principles applied on a consistent basis. Neither the Borrower nor any of its Subsidiaries has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 7.5 hereof.

            Section 5.6. No Material Adverse Change. Since March 31, 1996, there has been no change in the condition (financial or otherwise) or business prospects of the Borrower or any Restricted Subsidiaries except those occurring in the ordinary course of business, none of which individually or in the aggregate have been materially adverse.

            Section 5.7. Full Disclosure. The Borrower has delivered true and correct copies of its Articles and the Operating Agreement to the Lenders and said Articles and Operating Agreement remain in full force and effect and have not been revised or amended. The statements and information furnished to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not misleading, the Lenders acknowledging that as to any projections furnished to Lenders, the Borrower only represents that the same were prepared on the basis of information and estimates the Borrower believed to be reasonable.

            Section 5.8. Good Title. The Borrower and its Subsidiaries each have good and defensible title to their assets as reflected on the most recent consolidated balance sheet of the Borrower and its Subsidiaries furnished to the Lenders (except for sales of assets by the Borrower and its Subsidiaries in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 7.12 hereof.

            Section 5.9. Litigation and Other Controversies. There is no litigation or governmental proceeding or labor controversy pending, nor to the knowledge of the Borrower threatened, against the Borrower or any Subsidiary which if adversely determined would (a) impair the validity or enforceability of, or impair the ability of the Borrower to perform its obligations under, this Agreement or any other Loan Document or (b) result in any material adverse change in the financial condition, Properties, business or operations of the Borrower or any Subsidiary.

            Section 5.10. Taxes. All tax returns required to be filed by the Borrower or any of its Subsidiaries in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Borrower or any of its Subsidiaries or upon any of their respective Properties, income or franchises, which are shown to be due and payable in such returns, have been paid. The Borrower does not know of any proposed additional tax assessment against it or its Subsidiaries for which adequate provision in accordance with GAAP has not been made on its accounts. Adequate provisions in accordance with GAAP for taxes on the books of the Borrower and each of its Subsidiaries have been made for all open years, and for its current fiscal period.

            Section 5.11. Approvals. No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of the members or stockholders of the Borrower or any other Person, is or will be necessary to the valid execution, delivery or performance by the Borrower of this Agreement or any other Loan Document.

            Section 5.12. Affiliate Transactions. Neither the Borrower nor any of its Subsidiaries is a party to any contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other other than management fees payable by Hewitt Services LLC and the Parent to the Borrower.

            Section 5.13. Investment Company; Public Utility Holding Company. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            Section 5.14. ERISA. The Borrower and each other member of its Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Neither the Borrower nor any of its Subsidiaries has any contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA and except for post-retirement benefit obligations for retiree health care benefits estimated to be less than $2,000,000 in total as of June 30, 1995.

            Section 5.15. Compliance with Laws. The Borrower and its Subsidiaries each are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Properties or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances) non-compliance with any of which laws, rules or regulations could have a material adverse effect on the financial condition, Properties, business or operations of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries has received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state or local environmental, health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a material adverse effect on the financial condition, Properties, business or operations of the Borrower or any of its Subsidiaries.

            Section 5.16. Other Agreements. Neither the Borrower nor any of its Subsidiaries is in default under the terms of any covenant, indenture or agreement of or affecting the Borrower, any such Subsidiary or any of their Properties, which default if uncured would have a material adverse effect on the financial condition, Properties, business or operations of the Borrower or any such Subsidiary.

            Section 5.17. No Default. No Default or Event of Default has occurred and is continuing.


Section 6.          Conditions Precedent.

            The obligation of the Lenders to make any Loan under this Agreement is subject to the following conditions precedent:

            Section 6.1. All Advances. As of the time of the making of each extension of credit (including the initial extension of credit) hereunder:

               (a)  each of the representations and warranties set forth in
Section 5 hereof and in the other Loan Documents shall be true and correct as of such time, except to the extent the same expressly relate to an earlier date;

               (b) the Borrower shall be in full compliance with all of the terms and conditions of this Agreement and of the other Loan Documents, and no Default or Event of Default shall have occurred and be continuing or would occur as a result of making such extension of credit;

               (c) such extension of credit shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Agent or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect; and

               (d) in the case of any Letter of Credit which the Lenders in their discretion have agreed to have issued by the Agent pursuant hereto, the Agent shall have received a properly completed Application therefor together with the fees called for hereby.

The Borrower's request for any Loan or Letter of Credit shall constitute its warranty as to the foregoing effects.

            Section 6.2. Initial Advance. At or prior to the making of the initial extension of credit hereunder, the following conditions precedent shall also have been satisfied:

               (a) the Agent shall have received the following for the account of the Lenders (each to be properly executed and completed) and the same shall have been approved as to form and substance by the Lenders:

                    (i) the Notes;

                    (ii) copies (executed or certified, as may be appropriate)
               of all legal documents or proceedings taken in connection with the execution and delivery of this Agreement and the other Loan Documents to the extent the Agent or its counsel may reasonably request together with certified copies of the Borrower's Articles and Operating Agreement; and

                    (iii) an incumbency certificate containing the name, title and genuine signatures of each of the Borrower's Authorized Representatives.

               (b) the Agent shall have received for itself the initial fees, if any, contemplated by Section 3.1 hereof called for hereby;

               (c) legal matters incident to the execution and delivery of this Agreement and the other Loan Documents and to the transactions contemplated hereby shall be satisfactory to each Lender and its counsel; and the Agent shall have received for the account of the Lenders the favorable written opinion of counsel for the Borrower in form and substance satisfactory to each Lender and its counsel;

               (d) the Agent shall have received for the account of the Lenders a good standing certificate for the Borrower (dated as of a date acceptable to the Lenders) from the office of the secretary of state of the state of its organization;

               (e) the Agent shall have received such other agreements, instruments, documents, certificates and opinions as the Agent or the Lenders may reasonably request.

            Section 6.3. Initial Loans; Prior Credit Agreements; Transitional Adjustments. Concurrently with the first Loan hereunder, the commitments of the Lenders under the Prior Credit Agreements shall be terminated and all borrowings and other amounts outstanding under the Prior Credit Agreements shall be repaid except for the Term Loans and for any outstanding Fixed Rate Portions and Letters of Credit under the Prior Credit Agreements which shall automatically be deemed to be Term Loans, Fixed Rate Portions and Letters of Credit, respectively, outstanding hereunder. Concurrently with this Agreement becoming effective there shall be such nonratable borrowings of Revolving Credit Loans hereunder and repayments under the Prior Credit Agreements so that after giving effect thereto, the percentages of all the Lenders' Revolving Credit Commitments in use are as provided for herein; provided, however, that as to Fixed Rate Portions outstanding on such date which, if prepaid, would require the Borrower to make a payment under Section 2.9 hereof, then in that event and to that extent the Borrower may defer such adjusting refunding borrowings until the end of the Interest Period applicable to such Fixed Rate Portions and all Revolving Credit Loans made and repaid during such deferral period shall be allocated in such a manner so as to reduce, to the extent practical, any disparity in the percentage of the usage of the Revolving Credit Commitments of the Lenders hereunder.

Section 7.         Covenants.

            The Borrower agrees that, so long as any credit is available to or in use by the Borrower hereunder, except to the extent compliance in any case or cases is waived in writing by the Required Lenders:

            Section 7.1. Maintenance of Business. The Borrower shall, and shall cause each of its Subsidiaries to, preserve and maintain its existence. The Borrower shall, and shall cause each of its Subsidiaries to, preserve and keep in force and effect all licenses, permits and franchises necessary to the proper conduct of its business. The Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, engage in any business activities substantially different from its present business or any related business.

            Section 7.2. Maintenance of Properties. The Borrower shall maintain, preserve and keep its property, plant and equipment in good repair, working order and condition (ordinary wear and tear excepted) and shall from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, and the Borrower shall cause each of its Subsidiaries to do so in respect of Property owned or used by it.

            Section 7.3. Taxes and Assessments. The Borrower shall duly pay and discharge, and shall cause each of its Subsidiaries to duly pay and discharge, all taxes, rates, assessments, fees and governmental charges upon or against it or its Properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

            Section 7.4. Insurance. The Borrower shall insure and keep insured, and shall cause each of its Subsidiaries to insure and keep insured, with good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Borrower shall insure, and shall cause each of its Subsidiaries to insure, such other hazards and risks (including employers' and public liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses. The Borrower shall upon request furnish to the Agent or any Lender a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.

            Section 7.5. Financial Reports. The Borrower shall, and shall cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Agent, each Lender and each of their duly authorized representatives such information respecting the business and financial condition of the Borrower and its Subsidiaries as the Agent or such Lender may reasonably request; and without any request, shall furnish to the
Lenders:

                   (a) as soon as available, and in any event within sixty (60) days (in the case of the first three fiscal quarters in each fiscal year) or ninety (90) days (in the case of the last fiscal quarter in each fiscal year) after the close of each quarterly accounting period of the Borrower, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such period and the consolidated statements of profit and loss and cash flows of the Borrower and its Subsidiaries for such period, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Borrower and certified to by the chief financial officer of the Borrower;

                   (b) as soon as available, and in any event within ninety (90) days after the close of each annual accounting period of the Borrower, a copy of the annual audit report for the Borrower and its Subsidiaries as of the close of such period with accompanying financial statements (including consolidated balance sheet and profit and loss and cash flow statements of the Borrower and its Subsidiaries for such period), and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied by an unqualified opinion thereon of Arthur Andersen & Co. or another firm of independent public accountants of recognized national standing, selected by the Borrower and satisfactory to the Required Lenders, to the effect that the financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of the Borrower and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances; and

                   (c) within the period provided in subsection (b) above, the written statement of the accountants who certified the audit report thereby required that in the course of their audit they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of any such Default or Event of Default, they shall disclose in such statement the nature and period of the existence thereof;

                   (d) promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing concerning significant aspects of the Borrower's or any Subsidiary's operations and financial affairs given to it by its independent public accountants; and

                   (e) promptly after knowledge thereof shall have come to the attention of any responsible officer of the Borrower, written notice of any threatened or pending litigation or governmental proceeding or labor controversy against the Borrower or any Subsidiary which, if adversely determined, would materially adversely effect the financial condition, Properties, business or operations of the Borrower or any Subsidiary, or any material adverse change in the condition (financial or otherwise) or operations of the Borrower or any Subsidiary, or of the occurrence of any Default or Event of Default hereunder.

Each of the financial statements furnished to the Bank pursuant to subsections
(a) and (b) of this Section shall be accompanied by a written certificate in the form attached hereto as Exhibit C signed by the chief financial officer of the Borrower to the effect that to the best of the chief financial officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower to remedy the same. Such certificate shall also set forth the calculations supporting such statements in respect of Sections 7.7, 7.8, 7.9, 7.11(b), 7.13(g) and 7.14 of this Agreement.

             Section 7.6. Inspection. The Borrower shall, and shall cause each of its Subsidiaries to, permit the Agent, each Lender and each of their duly authorized representatives and agents to visit and inspect any of the Properties, corporate books and financial records of the Borrower and each such Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each such Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each such Subsidiary with, and to be advised as to the same by, its officers and independent public accountants (and by this provision the Borrower hereby authorizes such accountants to discuss with the Agent and such Lenders the finances and affairs of the Borrower and of each Subsidiary) at such reasonable times and reasonable intervals as the Agent or any such Lender may designate. Prior to the occurrence and continuance of a Default or Event of Default hereunder, the costs and expenses of such inspections shall be borne by the Lenders.

             Section 7.7. Funded Debt Ratio. The Borrower will, at all times, maintain a ratio of Funded Debt of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) to Total Capitalization (the "Funded Debt Ratio") of not more than .60 to 1.00 at all times through and including September 29, 1998 and .55 to 1.00 at all times thereafter.

             Section 7.8. Owners Equity. The Borrower will, at all times, have a Owners Equity of not less than the Minimum Required Amount. For purposes hereof, the "Minimum Required Amount" shall mean $90,000,000 and shall increase as of July 1, 1996 and as of the first day of each fiscal quarter of the Borrower ending thereafter by an amount equal to 10% of positive Net Income from and after April 1, 1996.

             Section 7.9. Funded Debt to EBITDA Ratio. The Borrower will not, as of the last day of each fiscal quarter of the Borrower, permit the ratio of (a) Funded Debt of the Borrower and its Subsidiaries (computed on a consolidated basis in accordance with GAAP) as of such date to (b) EBITDA for the four fiscal quarters of the Borrower then ended (taken as a single accounting period) (the "Funded Debt to EBITDA Ratio") to exceed 2.50 to 1.00 at any time through and including September 29, 1998 and 2.25 to 1.00 at any time thereafter.

             Section 7.10. Distributions. The Borrower will not during any fiscal year declare or pay any distributions to any of its owners if at the time of any such distribution a Default or Event of Default shall have occurred and be continuing hereunder or would occur as a result thereof.

             Section 7.11. Funded Debt. The Borrower shall not, nor shall it permit any Subsidiary to, issue, incur, assume, create or have outstanding any Funded Debt; provided, however, that the foregoing provisions shall not restrict nor operate to prevent:

                   (a)  the Obligations of the Borrower owing to the Lenders;

                   (b) purchase money indebtedness secured by Liens permitted by Section 7.12(d) hereof heretofore or hereafter incurred to acquire fixed assets and not exceeding the purchase price of the assets financed and Capitalized Lease Obligations not exceeding, in aggregate principal amount at any one time outstanding, 20% of Owners Equity;

                   (c) the Private Placement Indebtedness in an amount up to $50,000,000; and

                   (d) currently outstanding unsecured indebtedness of the Borrower to NBD Bank in the amount of approximately $1,249,000 and indebtedness of the Subsidiaries to First Chicago and B of A under their separate multicurrency credit facilities aggregating $20,000,000 and extensions and refundings (but not increases) in such indebtedness.

               Section 7.12. Liens. The Borrower shall not, nor shall it permit any of its Subsidiaries to, create, incur or permit to exist any Lien of any kind on any Property owned by the Borrower or any such Subsidiary; provided, however, that this Section shall not apply to nor operate to prevent:

                    (a) Liens arising by statute in connection with worker's
               compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith cash deposits in connection with tenders, contracts or leases to which the Borrower or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor;

                    (b) mechanics', workmen's, materialmen's, landlords',
               carriers', or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest;

                    (c) the pledge of assets for the purpose of securing an
               appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Borrower and its Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $250,000 at any one time outstanding; and

                    (d) Liens on property of the Borrower or any of its
               Subsidiaries created solely for the purpose of securing indebtedness permitted by Section 7.11(b) hereof, representing or incurred to finance, refinance or refund the purchase price of Property, provided that no such Lien shall extend to or cover other Property of the Borrower or such Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the original purchase price of such Property.

               Section 7.13. Investments, Acquisitions, Loans, Advances and Guaranties. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances (other than for travel advances and other similar cash advances made to employees in the ordinary course of business) to, any other Person, or acquire all or any substantial part of the assets or business of any other Person or division thereof, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person; provided, however, that the foregoing provisions shall not apply to nor operate to prevent:

                    (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof;

                    (b) investments in commercial paper rated at least P-1 by
               Moody's Investors Services, Inc. and at least A-1 by Standard & Poor's Corporation maturing within 270 days of the date of issuance thereof;

                    (c) investments in certificates of deposit issued by any
               United States commercial bank having capital and surplus of not less than $50,000,000 which have a maturity of one year or less and investments in mutual funds which invest only in short term government securities, certificates of deposit, high grade commercial paper and similar high grade money market instruments;

                    (d) endorsement of items for deposit or collection of
               commercial paper received in the ordinary course of business;

                    (e) the guaranties by the Borrower of the indebtedness of
               its Subsidiaries permitted under Section 7.11(d) hereof;

                    (f) investments, loans and advances to Hewitt Services LLC and Subsidiaries outstanding as of the date hereof as disclosed on Schedule 7.13 hereto; and

                    (g) investments, loans, advances, acquisitions and
               guarantees in addition to those otherwise permitted by this
               Section 7.13 not at any one time outstanding in excess of $15,000,000 (such amount to increase commencing October 1, 1996 and on the first day of each fiscal year thereafter by an amount equal to 5% of Net Income for the immediately preceding fiscal year), provided however, that this subsection (g) shall not permit any additional investments, loans or advances to Overlook Associates, the Parent or Hewitt Services LLC.

In determining the amount of investments, acquisitions, loans, advances and guarantees permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), loans and advances shall be taken at the principal amount thereof then remaining unpaid, and guarantees shall be taken at the amount of obligations guaranteed thereby.

               Section 7.14. Operating Leases. The Borrower shall not, nor shall it permit any Subsidiary to, acquire the use or possession of any Property under a lease or similar arrangement, whether or not the Borrower or any Subsidiary has the express or implied right to acquire title to or purchase such Property, at any time if, after giving effect thereto, the aggregate amount of fixed rentals and other consideration payable by the Borrower and its Subsidiaries under all such leases and similar arrangements would exceed seven percent of the Borrower's revenues (as determined in accordance with GAAP) for such fiscal year during any fiscal year of the Borrower.

               Section 7.15. Mergers, Consolidations and Sales. The Borrower shall not, nor shall it permit any Restricted Subsidiary to, be a party to any merger or consolidation, or during any fiscal year sell, transfer, lease or otherwise dispose of (whether in a single transaction or in multiple transactions) all or any substantial part of its Property, including any disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable. The term "substantial" as used herein shall mean with reference to any transaction after giving effect to all prior transactions of the type covered hereby during the same fiscal year, an amount equal to 5% of the Owners Equity of the Borrower and its Subsidiaries as of the last day of the immediately preceding fiscal year computed on a consolidated basis in accordance with GAAP.

             Section 7.16. Maintenance of Subsidiaries. The Borrower shall not, nor shall it permit any Restricted Subsidiary to, issue, assign, sell or transfer, any shares of capital stock of a Restricted Subsidiary; provided that the foregoing shall not operate to prevent the issuance, sale and transfer to any person of any shares of capital stock of a Restricted Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Restricted Subsidiary.

             Section 7.17. ERISA. The Borrower shall, and shall cause each of its Subsidiaries to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a Lien against any of its Properties. The Borrower shall, and shall cause each of its Subsidiaries to, promptly notify the Agent and each Lender of (i) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan, (ii) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (iii) its intention to terminate or withdraw from any Plan, and (iv) the occurrence of any event with respect to any Plan which would result in the incurrence by the Borrower or any such Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower or any such Subsidiary with respect to any post-retirement Welfare Plan benefit.

             Section 7.18. Compliance with Laws. The Borrower shall, and shall cause each of its Subsidiaries to, comply in all respects with the requirements of all federal, state and local laws, rules, regulations, ordinances and orders applicable to or pertaining to their Properties or business operations, non-compliance with which could have a material adverse effect on the financial condition, Properties, business or operations of the Borrower or any such Subsidiary or could result in a Lien upon any of their Property except as permitted under Section 7.12 hereof.

             Section 7.19. Burdensome Contracts With Affiliates. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates (other than with Wholly-Owned Subsidiaries) or the Parent on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other other than management fees payable by Hewitt Services LLC and the Parent to the Borrower.

             Section 7.20. No Changes in Fiscal Year. The Borrower shall not, nor shall it permit any Subsidiary to, change its fiscal year from its present basis without the prior written consent of the Required Lenders.

             Section 7.21. Amendments to Articles and Operating Agreement. The Borrower shall not amend or modify its Articles or Operating Agreement in any manner which might materially and adversely affect the rights of the Lenders or any holder of the Notes hereunder (it being agreed that amendments for the purpose of admitting additional members, or reflecting deaths, retirements, resignations, withdrawals or removals of members will not be deemed to have such an adverse effect and amendments permitting members to incorporate and such corporations to become members of the Borrower shall not be deemed to have such an adverse effect).

Section 8.              Events of Default and Remedies.

             Section 8.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

               (a) default for a period of ten days in the payment when due of all or any part of the principal of or interest on any Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) or of any fee or other Obligation payable by the Borrower hereunder or under any other Loan Document; or

               (b) default in the observance or performance of any covenant set forth in Sections 7.7, 7.8, 7.9, 7.10, 7.17 or 7.21 hereof; or

               (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within thirty (30) days after the earlier of (i) the date on which such failure shall first become known to any officer of the Borrower or (ii) written notice thereof is given to the Borrower by the Agent or any Lender; or

               (d) any representation or warranty made by the Borrower herein or in any other Loan Document, or in any statement or certificate furnished by it pursuant hereto or thereto, or in connection with any extension of credit made hereunder, proves untrue in any material respect as of the date of the issuance or making thereof and shall not be made good within thirty days after notice thereof to the Borrower by the Agent or any Lender; or

               (e) default shall occur under any evidence of Funded Debt issued, assumed or guaranteed by the Borrower or any Subsidiary aggregating $10,000,000 or more or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Funded Debt (whether or not such maturity is in fact accelerated) or any such Funded Debt shall not be paid when due (whether by lapse of time, acceleration or otherwise); or

               (f) any judgment or judgments, writ or writs, or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $250,000 shall be entered or filed against the Borrower or any Subsidiary or against any of their Property and which remains unvacated, unbonded, unstayed or unsatisfied for a period of sixty (60) days; or

               (g) the Borrower or any member of its Controlled Group shall fail to pay when due an amount or amounts aggregating in excess $50,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $50,000 (collectively, a "Material Plan") shall be filed under Title IV of ERISA by the Borrower or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Borrower or any member of its Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or

               (h) dissolution or termination of the existence of the Borrower or any Restricted Subsidiary; or (i) the Borrower or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or (vi) fail to contest in good faith any appointment or proceeding described in Section 8.1(k) hereof; or

               (j) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Subsidiary or any substantial part of any of their Property, or a proceeding described in Section 8.1(j)(v) shall be instituted against the Borrower or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of ninety (90) days.

             Section 8.2. Non-Bankruptcy Defaults. When any Event of Default described in subsection (a) through (h), both inclusive, of Section 8.1 has occurred and is continuing, the Agent shall, upon the request of the Required Lenders, by notice to the Borrower, take one or more of the following actions:

               (a) terminate the obligations of the Lenders to extend any further credit hereunder on the date (which may be the date thereof) stated in such notice;

               (b) declare the principal of and the accrued interest on the Notes to be forthwith due and payable and thereupon the Notes, including both principal and interest and all fees, charges and other Obligations payable hereunder and under the other Loan Documents, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind; and

               (c) enforce any and all rights and remedies available to it under the Loan Documents or applicable law.

             Section 8.3. Bankruptcy Defaults. When any Event of Default described in subsection (i) or (j) of Section 8.1 has occurred and is continuing, then the Notes, including both principal and interest, and all fees, charges and other Obligations payable hereunder and under the other Loan Documents, shall immediately become due and payable without presentment, demand, protest or notice of any kind, and the obligations of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate. In addition, the Agent may exercise any and all remedies available to it under the Loan Documents or applicable law.

             Section 8.4. Collateral for Undrawn Letters of Credit. When any Event of Default, other than an Event of Default described in subsection (i) or
(j) of Section 8.1, has occurred and is continuing, the Borrower shall, upon demand of the Agent (which demand shall be made upon the request of the Required Lenders), and when any Event of Default described in subsection (i) or (j) of
Section 8.1 has occurred the Borrower shall, without notice or demand from the Agent, immediately pay to the Agent the full amount of each Letter of Credit then outstanding, the Borrower agreeing to immediately make such payment and acknowledging and agreeing that the Bank would not have an adequate remedy at law for failure of the Borrower to honor any such demand and that the Agent and the Lenders shall have the right to require the Borrower to specifically perform such undertaking whether or not any draws have been made under any such Letters of Credit. The Agent shall hold all such funds and proceeds thereof as additional collateral security for the obligations of the Borrower to the Lenders and Agent hereunder.

Article 9.               The Agent

             Section 9.1. Appointment and Authorization. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are designated to the Agent by the terms hereof and thereof together with such powers as are reasonably incidental thereto. The Agent may resign at any time by sending twenty (20) days prior written notice to the Borrower and the Lenders and may be removed by the Required Lenders upon twenty (20) days prior written notice to the Companies and the Lenders. In the event of any such resignation or removal the Required Lenders may appoint a new agent after consultation with the Borrower, which shall succeed to all the rights, powers and duties of the Agent hereunder and under the other Loan Documents. Any resigning or removed Agent shall be entitled to the benefit of all the protective provisions hereof with respect to its acts as an agent hereunder, but no successor Agent shall in any event be liable or responsible for any actions of its predecessor. If the Agent resigns or is removed and no successor is appointed, the rights and obligations of such Agent shall be automatically assumed by the Required Lenders and the Borrower shall be directed to make all payments due each Lender hereunder directly to such Lender.

             Section 9.2. Rights as a Lender. The Agent has and reserves all of the rights, powers and duties hereunder and under the other Loan Documents as any Lender may have and may exercise the same as though it were not the Agent and the terms "Lender" or "Lenders" as used herein and in all of such documents shall, unless the context otherwise expressly indicates, include the Agent in its individual capacity as a Lender.

             Section 9.3. Standard of Care. The Lenders acknowledge that they have received and approved copies of the Loan Documents and such other information and documents concerning the transactions contemplated and financed hereby as they have requested to receive and/or review. The Agent makes no representations or warranties of any kind or character to the Lenders with respect to the validity, enforceability, genuineness, perfection, value, worth or collectibility hereof or of the Obligations or the other Loan Documents. Neither the Agent nor any director, officer, employee, agent or representative thereof (including any security trustee therefor) shall in any event be liable for any clerical errors or errors in judgment, inadvertence or oversight, or for action taken or omitted to be taken by it or them hereunder or under the other Loan Documents or in connection herewith or therewith except for its or their own gross negligence or willful misconduct. The Agent shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, certificate, warranty, instruction or statement (oral or written) of anyone (including anyone in good faith believed by it to be authorized to act on behalf of the Borrower), unless it has actual knowledge of the untruthfulness of same. The Agent may execute any of its duties hereunder by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall incur no liability to anyone and be fully protected in acting upon the advice of such counsel. The Agent shall be entitled to assume that no Default or Event of Default exists unless notified to the contrary by a Lender. The Agent shall in all events be fully protected in acting or failing to act in accord with the instructions of the Required Lenders. Upon the occurrence of an Event of Default hereunder, the Agent shall take such action as it shall be directed to take by the Required Lenders but unless and until the Required Lenders have given such direction the Agent shall take or refrain from taking such actions as it deems appropriate and in the best of interest of all Lenders. The Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take any such action. The Agent may treat the owner of any Note as the holder thereof until written notice of transfer shall have been filed with the Agent signed by such owner in form satisfactory to the Agent. Each Lender acknowledges that it has independently and without reliance on the Agent or any other Lender and based upon such information, investigations and inquiries as it deems appropriate made its own credit analysis and decision to extend credit to the Borrower. It shall be the responsibility of each Lender to keep itself informed as to the creditworthiness of the Borrower and the Agent shall have no liability to any Lender with respect thereto.

             Section 9.4. Costs and Expenses. Each Lender agrees to reimburse the Agent for all costs and expenses suffered or incurred by the Agent in performing its duties hereunder and under the other Loan Documents, or in the exercise of any right or power imposed or conferred upon the Agent hereby or thereby, to the extent that the Agent is required to be but is not promptly reimbursed for same by the Borrower, all such costs and expenses to be borne by the Lenders ratably in accordance with the amounts of their respective Commitments.

             Section 9.5. Indemnity. The Lenders, shall ratably indemnify and hold the Agent, and its directors, officers, employees, agents and representatives (including as such any security trustee therefor) harmless from and against any liabilities, losses, costs and expenses suffered or incurred by them hereunder or under the Loan Documents or in connection with the transactions contemplated hereby or thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified.


Section 10.              Miscellaneous.

             Section 10.1. Holidays. If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

             Section 10.2. No Waiver, Cumulative Remedies. No delay or failure on the part of any Lender or on the part of holder of any of the Obligations in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Lenders and of the holder of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

             Section 10.3. Waivers, Modifications and Amendments. Any provision hereof or of the other Loan Documents may be amended, modified, waived or released and any Default or Event of Default and its consequences may be rescinded and annulled upon the written consent of the Required Lenders; provided, however, that without the consent of all Lenders no such amendment, modification or waiver shall increase the amount or extend the terms of any Lender's Commitment or reduce the interest rate applicable to or extend the maturity of any Obligation owed to it or reduce the amount of the fees to which it is entitled hereunder or change this Section or change the definition of "Required Lenders" or change the number of Lenders required to take any action hereunder or under any of the other Loan Documents. No amendment, modification or waiver of the Agent's protective provisions shall be effective without the prior written consent of the Agent.

             Section 10.4. Costs and Expenses. The Borrower agrees to pay on demand the costs and expenses of the Lenders in connection with the negotiation, preparation, execution and delivery of this Agreement, the other Loan Documents and the other instruments and documents to be delivered hereunder or thereunder, and in connection with the transactions contemplated hereby or thereby, and in connection with any consents hereunder or waivers or amendments hereto or thereto, including the fees and expenses of counsel for each Lender, with respect to all of the foregoing (whether or not the transactions contemplated hereby are consummated). The Borrower further agrees to pay to Agent and the Lenders or any other holders of Obligations all costs and expenses (including court costs and attorneys' fees), if any, incurred or paid by the Agent, the Lenders or any other holders of the Obligations in connection with any Default or Event of Default or in connection with the enforcement of this Agreement or any of the other Loan Documents or any other instrument or document delivered hereunder or thereunder. The provisions of this Section and the protective provisions of Section 2 hereof shall survive payment of the Obligations.

             Section 10.5. Documentary Taxes. The Borrower agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement, or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

             Section 10.6. Survival of Representations. All representations and warranties made herein or in any of the other Loan Documents or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

             Section 10.7. Survival of Indemnities. All indemnities and other provisions relative to reimbursement to the Agent and the Lenders of amounts sufficient to protect the yield of the Lenders with respect to the Loans, including, but not limited to, Sections 1.3, 2.7, and 2.9 hereof, shall survive the termination of this Agreement and the payment of the Obligations.

             Section 10.8. Notices. Except as otherwise specified herein, all notices hereunder shall be in writing (including cable, telecopy or telex) and shall be given to the relevant party at its address, telecopier number or telex number set forth below, in the case of the Borrower, or on the appropriate signature page hereof, in the case of the Lenders and the Agent, or such other address, telecopier number or telex number as such party may hereafter specify by notice to the Agent and the Borrower given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder to the Borrower shall be addressed to:

                 Hewitt Associates LLC
                 100 Half Day Road
                 Lincolnshire, Illinois  60069
                 Attention:       Mr. Dan DeCanniere
                 Telephone:       (847) 295-5000
                 Telecopy:        (847) 295-9127
                 Telex:   n/a

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by telex, when such telex is transmitted to the telex number specified in this Section and the answer back is received by sender, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the addresses specified in this Section; provided that any notice given pursuant to Section 1 or Section 2 hereof shall be effective only upon receipt.

                SECTION 10.9.    PERSONAL JURISDICTION.

     (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), THE AGENT, THE LENDERS AND THE BORROWER AGREE THAT ALL DISPUTES THEN ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, BUT EACH OF THE AGENT, LENDERS AND THE BORROWER ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. THE BORROWER WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

     (B) OTHER JURISDICTIONS. THE BORROWER AGREES THAT THE AGENT AND THE LENDERS EACH SHALL HAVE THE RIGHT TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE AGENT AND THE LENDERS EACH TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT OR ANY LENDER. THE BORROWER AGREES THAT IT SHALL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THIS PROVISION BY THE AGENT OR ANY LENDER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BANK. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT OR ANY LENDER HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION.

     SECTION 10.10. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND THE LENDERS EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE AGENT OR ANY LENDER AND THE BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THE BORROWER, THE AGENT AND THE LENDERS EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      Section 10.11. Construction. The parties hereto acknowledge and agree that this Agreement and the other Loan Documents shall not be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of this Agreement and the other Loan Documents.

     Section 10.12. Headings. Section headings used in this Agreement are for convenience of reference only and are not a part of this Agreement for any other purpose.

     Section 10.13. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and the other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.

             Section 10.14. Counterparts. This Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

             Section 10.15. Binding Nature, Governing Law, Etc. This Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Agent and the Lenders and the benefit of their successors and assigns, including any subsequent holder of an interest in the Obligations. This Agreement and the rights and duties of the parties hereto shall be governed by, and construed in accordance with, the internal laws of the State of Illinois without regard to principles of conflicts of laws. The Borrower may not assign its rights hereunder without the written consent of the Lenders.

             Section 10.16. Entire Understanding. This Agreement together with the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby except for prior understandings related to fees payable to the Agent upon the initial closing of the transactions contemplated hereby.

             Section 10.17. Participations. Any Lender may grant participations in its extensions of credit hereunder to any other Lender or other lending institution (a "Participant") provided that (i) no Participant shall thereby acquire any direct rights under this Agreement, (ii) no Lender shall agree with a Participant not to exercise any of s-uch Lender's rights hereunder without the consent of such Participant except for rights which under the terms hereof may only be exercised by all Lenders and (iii) no sale of a participation in extensions of credit shall in any manner relieve the selling Lender of its obligations hereunder.

     Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract among us for the uses and purposes hereinabove set forth.

     Dated as of this 28th day of May, 1996.

                                                    Hewitt Associates LLC


                                                    By    /s/ John M. Ryan
                                                          John M. Ryan
                                                          Its Principal

     Accepted and Agreed to at Chicago, Illinois as of the day and year last above written.

     Each of the Lenders hereby agrees with each other Lender that if it should receive or obtain any payment (whether by voluntary payment, by realization upon collateral, by the exercise of rights of setoff or Lender's lien, by counterclaim or cross action, or by the enforcement of any rights under this Agreement, any of the other Loan Documents or otherwise) in respect of the Obligations in a greater amount than such Lender would have received had such payment been made to the Agent and been distributed among the Lenders as contemplated by Section 3.4 hereof then in that event the Lender receiving such disproportionate payment shall purchase for cash without recourse from the other Lenders an interest in the obligations of the Borrower to such Lenders in such amount as shall result in a distribution of such payment as contemplated by
Section 3.4 hereof. In the event any payment made to a Lender and shared with the other Lenders pursuant to the provisions hereof is ever recovered from such Lender, the Lenders receiving a portion of such payment hereunder shall restore the same to the payor Lender, but without interest.

Address and Amount and Percentage of Commitments:

111 West Monroe Street
Chicago, Illinois  60690                         Harris Trust and Savings Bank,
Attention:  Mr. John Smart                        individually and as Agent
Telephone:  (312) 461-6022
Telecopier:  (312) 461-2591
                                                 By  /s/ John Juart
Telex:  n/a                                          Its Vice President

Revolving Credit Commitment:
$30,000,000                                      Lending Office:
(42.85714286%)                                   111 West Monroe Street
                                                 Chicago, Illinois  60603
Term Credit Commitment:
$10,000,000
(33.33333334%)

2850 West Golf Road                                 Bank of America Illinois
Rolling Meadows, Illinois  60008
Attention:  Mr. Richard Kerbis
Telephone:  (847) 952-1110                          By /s/ Daniel Lange
Telecopier: (847) 952-1136                             Its Vice President
Telex:  n/a

Revolving Credit Commitment:                        Lending Office:
$30,000,000                                         231 South LaSalle Street
(42.85714286%)                                      Chicago, Illinois  60697

Term Credit Commitment:
$10,000,000
(33.33333333%)

One First National Plaza - 14th Floor               NBD Bank
Chicago, Illinois  60670
Attention:  Ms. Jenny Gilpin
Telephone:  (312) 732-5867                          By /s/ Michael A. Risel
Telecopier: (312) 732-5161                             Its First Vice President
Telex:  n/a

Revolving Credit Commitment:                        Lending Office:
$10,000,000                                         One First National Plaza
(14.28571428%)                                      Chicago, Illinois  60670

Term Credit Commitment:
$10,000,000
(33.33333333%)

                                    EXHIBIT A
                              HEWITT ASSOCIATES LLC

                              REVOLVING CREDIT NOTE

                                                               Chicago, Illinois
$________________                                                   May 28, 1996

     On the Revolving Credit Termination Date, for value received, the undersigned, Hewitt Associates LLC, an Illinois limited liability company (the "Borrower"), hereby promises to pay to the order of ____________ (the "Lender"), at the principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) ________________ and no/100 Dollars ($________), or
(ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Credit Loans owing from the Company to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences loans constituting part of a "Domestic Rate Portion" and "LIBOR Portions" as such terms are defined in that certain Credit Agreement dated as of May 28, 1996 among the Borrower, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement") made and to be made to the Borrower by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Borrower hereby promises to pay interest at the office described above on each loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Borrower against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and, in the case of any Fixed Rate Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid principal balance of this Note, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion, and, in the case of any Fixed Rate Portion, the interest rate and Interest Period applicable thereto.

     This Note is issued by the Borrower under the terms and provisions of the Credit Agreement and this Note and the holder hereof are entitled to all of the benefits provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     This Note shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to principles of conflicts of laws.

     The Borrower hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Borrower hereby waives presentment for payment and demand, notice of dishonor and protest.

                                               Hewitt Associates LLC

                                               By ______________________________
                                                  Its __________________________

                                    EXHIBIT B
                              HEWITT ASSOCIATES LLC

                                 TERM LOAN NOTE

                                                               Chicago, Illinois
$10,000,000                                                         May 28, 1996

     FOR VALUE RECEIVED, the undersigned, Hewitt Associates LLC, an Illinois limited liability company (the "Borrower" ), hereby promises to pay to the order of __________________________________ (the "Lender"), at the principal office of
Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of Ten Million and 00/100ths Dollars ($10,000,000), in forty-eight (48) consecutive principal installments, commencing on July 31, 1998 and continuing on the last day of each month occurring thereafter to and including June 30, 2002, with such installments each to be in the amount of $208,333.33 and the last such installment to be in the amount of all principal and interest not sooner paid.

     This Note evidences a Term Loan made to the Borrower under that certain Credit Agreement dated as of May 28, 1996 by and among the Borrower, Harris Trust and Savings Bank, individually and as Agent thereunder, and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may be amended, modified or restated from time to time, being referred to herein as the "Credit Agreement"), and the Borrower hereby promises to pay interest at the office specified above on the Term Loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     The amount of the Term Loan made under the Credit Agreement by the Lender to the Borrower against this Note, any repayment of principal hereon, the status of such Term Loan from time to time as part of the Domestic Rate Portion or Offered Rate Portion and, in the case of any Offered Rate Portion, the interest rate and Interest Period applicable thereto shall be endorsed by the holder hereof on a schedule to this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on a schedule to this Note prior to any negotiation hereof). The Borrower agrees that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on a schedule to or recorded on the books and records of the holder hereof shall be prima facie evidence of the unpaid balance of this Note and the status of such Term Loan from time to time as part of the Domestic Rate Portion or Offered Rate Portion and, in the case of any Offered Rate Portion, the interest rate and Interest Period applicable thereto.

     This Note is issued by the Borrower under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity and voluntary prepayments may be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     This Note shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to principles of conflict of law.

     [This Note is executed in substitution and replacement for and evidences the same indebtedness evidenced by, that certain ________________________ of the Borrower dated __________ payable to the order of the Lender in the original principal amount of $10,000,000.]

     The Borrower hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Borrower hereby waives presentment for payment and demand, notice of dishonor and protest.

                                              HEWITT ASSOCIATES LLC

                                              By _______________________________
                                                 _______________________________
                                                 Its ___________________________

                                    EXHIBIT C

                             COMPLIANCE CERTIFICATE

     This Compliance Certificate is furnished to the Agent and the Lenders pursuant to that certain Credit Agreement dated as of May 28, 1996, by and among HEWITT ASSOCIATES LLC (the "Borrower") and the Lenders (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1. I am the duly appointed ____________________________ of the Borrower;

     2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below;

     4. The financial statements required by Section 7.5 of the Credit Agreement and being furnished to you concurrently with this Certificate are true, correct and complete as of the date and for the periods covered thereby; and

     5. The Attachment hereto sets forth financial data and computations evidencing the Company's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

     The foregoing certifications; together with the computations set forth in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of _______________ 19__.

                                               _________________________________
                                               _______________, ________________
                                                    (Name)          (Title)

                      ATTACHMENT TO COMPLIANCE CERTIFICATE
                              HEWITT ASSOCIATES LLC

                  Compliance Calculations for Credit Agreement
                            Dated as of May 28, 1996
                     Calculations as of _____________, 19__

--------------------------------------------------------------------------------


A.   Owners Equity (Section 7.8)

            1.   Owners Equity                                         $__________
                                                                           A1

            2.   minus
                 i.  intangibles                      ($__________)
                 ii. write up of assets               ($__________)

            3.   Sum of Lines A2(i)-(ii)                               $__________
                                                                           A-3

            4.   Line A 1 minus Line A3                                $
                                                                        ==========
                 (Owners Equity)                                           A4

            5.   Net Income April 1, 1996 to date                      $__________

            6.   10% of Line A5                                        $__________

            7.   Line A4 must be greater than or
                 equal to the sum of $90,000,000
                 plus Line A6 amount                                   $__________

B.   Funded Debt Ratio (Section 7.7)

            1.   Funded Debt (as defined)                              $__________
                                                                           B1

            2.   Owners Equity (Line A 1 above)       $___________         B2

            3.   Funded Debt (Line B1 above)          $___________         B3

            4.   Add Lines B2 and B3                                   $
                                                                        ==========
                 (Total Capitalization)                                     B4

            5.   Ratio of Line B I to Line B4                          _______ : 1.0

            6.   Line B5 ratio must not be greater                       .60 : 1.0
                 than                                                (through 9/29/98)
                                                                         .55 : 1.0

                                                                          thereafter
C.   Funded Debt to EBITDA Ratio (Section 7.9)

            1.  Net income for past 4 quarters                          $__________
                                                                             C1
            2.  Income taxes for past 4 quarters                        $__________
                                                                             C2
            3.  Depreciation/Amortization for past 4 quarters           $__________
                                                                             C3
            4.  Interest Expense for past 4 quarters                    $__________
                                                                             C4

            5.  Add Lines Cl through C4 (EBITDA)                        $
                                                                         ==========
                                                                             C5

            6.  Funded Debt as of determination date                    $
                                                                         ==========
                                                                             C6

            7.  Ratio of Line C6 to Line C5                             __________ : 10

            8.  Line C7 ratio must not be less than                        2.5 : 1.0
                                                                       (through 9/29/98)

                                                                           2.25 : 1.0
                                                                          (thereafter)

                                  Schedule 5.2

                                  Subsidiaries

                                         Percentage
Country              City                 Ownership                             Owner
Australia           Sydney          Hewitt Associates Pty.     51% held by Hewitt Associates LLC and
                                    Ltd.                       49% held by Jacques Martin International
                                                               Pty. Ltd.

France              Paris           Hewitt Associates SARL     Wholly-owned subsidiary of Hewitt
                                                               Associates LLC* (except for qualifying
                                                               shares)

Germany             Wiesbaden       Hewitt Associates GmbH     96.5% held by Hewitt Associates LLC
                                                               and 3.5% held by Hewitt Holdings LLC

Italy               Milan           Hewitt Associates Srl      Wholly-owned subsidiary of Hewitt
                                                               Associates LLC*

Japan               Tokyo           Hewitt Associates          95% held by Hewitt Associates LLC and
                                                               5% held by local employees

New Zealand         Wellington      Hewitt Associates          52% held by Hewitt Associates LLC and
                                    Limited                    48% held by Grant O'Connell

Singapore           Singapore       Hewitt Associates Pte.     Wholly-owned subsidiary of Hewitt
                                    Ltd.                       Associates LLC*

Spain               Madrid          Hewitt Associates, S.A.    Wholly-owned subsidiary of Hewitt
                                                               Associates LLC*

United Kingdom      St. Albans      Hewitt Associates          Wholly-owned subsidiary of Hewitt
                                    Limited                    Associates LLC*

United States       Lincolnshire    Annod Corp.                Wholly-owned subsidiary of Hewitt
                                                               Associates LLC

-------------------------
*Ownership interest in these wholly-owned subsidiaries are held 99% by Hewitt
 Associates LLC and 1% by Hewitt Holdings LLC

                                  Schedule 7.13

               Existing Investments, Loans And Advances To Hewitt
                          Services LLC And Subsidiaries

Entity                                  Country                    Amount

Hewitt Associates Pty. Ltd.            Australia               $   125,803
Hewitt Associates SARL                 France                    5,007,000
Hewitt Associates GmbH                 Germany                     725,000
Hewitt Associates Srl                  Italy                     1,280,000
Hewitt Associates                      Japan                       440,000
Hewitt Associates Limited              New Zealand                  67,700
Hewitt Associates Pte. Ltd.            Singapore                 1,380,000
Hewitt Associates, S.A.                Spain                     3,573,000
Hewitt Associates Limited              United Kingdom            6,529,999
Annod Corp.                            United States                41,000
Hewitt Services LLC                    United States               500,000
--------------------------------------------------------------------------------

Total                                                          $19,669,502
                                                               ===========

                              Hewitt Associates LLC
             First Amendment to Revolving and Term Credit Agreement

Harris Trust and Savings Bank
Bank of America National Trust and Savings Association,
     successor by merger to Bank of America Illinois
NBD Bank
NationsBank, N.A.

Ladies and Gentlemen:

     The undersigned, Hewitt Associates LLC, an Illinois limited liability company (the "Company"), refers to the Revolving and Term Credit Agreement dated as of May 28, 1996, currently in effect between the Company and the Lenders party thereto (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company and the Lenders wish to amend the Credit Agreement to (i) remove NBD Bank as a Lender and add NationsBank, N.A. as a Lender, (ii) eliminate a covenant by the Borrower and (iii) make certain other amendments to the Credit Agreement, all on the terms and conditions set forth in this agreement (herein, the "Amendment").

1.   Removal of NBD Bank and Replacement By Nationsbank, N.A.

     Upon satisfaction of the conditions precedent set forth in Section 3 hereof, NBD Bank (hereinafter referred to as the "Departing Lender") shall cease to be a Lender under the Credit Agreement and shall have no rights or obligations (including its Commitments) thereunder. In replacement of the Departing Lender, NationsBank, N.A. (the "New Lender") shall be deemed a Lender signatory to the Credit Agreement and shall have all the rights, benefits, duties and obligations of a Lender under the Credit Agreement and the Loan Documents. The parties hereto (i) consent to such termination of the Departing Lender's Commitments, (ii) consent to such replacement by the New Lender and
(iii) agree that all references in the Credit Agreement and any other instrument or document related or supplementary thereto to the Lenders or any Lender shall replace the Departing Lender with the New Lender.

2.   Amendments.

     Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be and hereby are amended as follows:

           (a) All references in the Credit Agreement (including the signature page and all Exhibits thereto) to the Departing Lender shall be stricken and replaced with corresponding references to the New Lender.

           (b) The amount of the New Lender's Revolving Credit Commitment and corresponding percentage with respect to the total Revolving Credit Commitment deemed to be set forth opposite its name on its signature page to the Credit Agreement as amended shall be $10,000,000 (14.28571428%).

           (c) The amount of the New Lender's Term Credit Commitment and corresponding percentage with respect to the total Term Credit Commitment deemed to be set forth opposite its name on its signature page to the Credit Agreement as amended shall be $10,000,000 (33.33333333%).

           (d) The following mailing address and contact information shall be deemed to appear on the New Lender's signature page in the Credit Agreement as amended:

               NationsBank, N.A.
               233 South Wacker Drive, Suite 2800
               Chicago, Illinois 60606
               Attention:  Robert Allendorf
               Telephone:  (312) 234-5622
               Telecopier: (312) 234-5619
               Telex:  N/A

           (e) The following address for the New Lender's lending office shall be deemed to appear on the New Lender's signature page in the Credit Agreement as amended:

               Lending Office:
               101 North Tryon Street
               Charlotte, North Carolina 28255

           (f) Section 7.14 is hereby amended and restated in its entirety and as so amended shall be restated to read as follows:

      "Section 7.14.  [Intentionally Omitted]."

           (g) Schedule 5.2 is hereby amended and restated in its entirety and as so amended shall be restated to read as set forth on Exhibit A hereto.

3.       Conditions Precedent.

         The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent:

         (a) The Agent has received counterparts hereof signed by the Company, the Lenders, the New Lender and the Departing Lender.

         (b) The Agent shall have received for delivery to the New Lender (i) a new Revolving Credit Note and (ii) a new Term Loan Note; in each case payable to the order of the New Lender in the face principal amount of $10,000,000, such new Revolving Credit Note and Term Loan Note to constitute (i) "New Notes" hereunder and (ii) "Notes" for all purposes of the Credit Agreement upon the Agent's receipt of the same.

         (c) The Agent shall have received, for return to the Company, the existing Revolving Credit Note and Term Loan Note heretofore issued to the Departing Lender.

         (d) The Company shall have paid to the Departing Lender all accrued and unpaid interest and fees through but not including January 30, 1998.

         (e) All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Lenders and their counsel; and the Agent shall have received (with a signed copy for each Lender) the signed Certificate of the Secretary of the Company, dated the date hereof, certifying (i) a true and correct copy of resolutions adopted by the management of the Company authorizing or ratifying the execution, delivery and performance of the Credit Agreement as amended by this Amendment and the other instruments and documents called for above and authorizing the issuance by the Company of the New Notes and (ii) the incumbency and specimen signatures of officers of the Company executing the documents referred to in clause (i) above and any other documents delivered to the Agent in connection with this Amendment.

4.       Representations.

         The Company hereby represents and warrants to the Agent and the Lenders (including the New Lender) that as of the date hereof:

              (a) no Default and no Event of Default shall have occurred or be continuing on such date or would result from the effectiveness of this First Amendment;

              (b) all representations and warranties on the part of the Company contained in the Loan Documents are true and correct in all material respects at and as of such date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date or as to matters previously disclosed to the Lenders); and

                   (c) all conditions to making a Loan listed in Section 6.1 of the Credit Agreement are and shall remain satisfied as of such date, whether or not any Loan is then requested or made.

5.       Miscellaneous.

           (a) Upon satisfaction of all of the conditions precedent set forth in
Section 3 hereof, the Agent shall return to the Company the Revolving Credit Note and the Term Loan Note received by the Agent pursuant to Section 3(c) hereof (after the Agent shall have marked the same as "Replaced" or "Canceled" or marked with words of similar import).

           (b) Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such items to be deemed to be a reference to the Credit Agreement as amended hereby.

           (c) The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent incurred in connection with the negotiation, preparation, execution and/or delivery of this Amendment and the other instruments or documents contemplated hereby or to be delivered hereunder. This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

           (d) By signing below, each Lender hereby agrees that NationsBank, N.A. shall be deemed a Lender under the Credit Agreement.


                           [Signature Pages to Follow]

  Dated as of this 30th day of January, 1998.

                                                  Hewitt Associates LLC




                                                  By   /s/ John M. Ryan
                                                       Its Principal

  Accepted and agreed to as of January 30th, 1998.

                                                  Harris Trust and Savings Bank,
                                                      individually and as Agent

                                                  By /s/ Stephen Whiter
                                                       Its Vice President

                                                  Bank of America National Trust
                                                      and Savings Association,
                                                      successor by merger to
                                                      Bank of America Illinois

                                                  By  /s/ Michael Malone
                                                      Its Vice President

                                                  NBD Bank as Departing Lender


                                                  By   /s/ John Kron
                                                       Its Senior Vice President


                                                  NationsBank, N.A. as New
                                                       Lender

                                                  By   /s/ Robert Allendorf
                                                       Its Officer

                                    Exhibit A
                                  Schedule 5.2

                                                                            Percentage
   Country                City                  Owner                       Ownership
Australia                Sydney        Hewitt Associates     51% held by Hewitt Associates
                                       Pty. Ltd.             LLC and 49% held by Jacques
                                                             Martin International Pty. Ltd.

Canada                   Toronto       3412822 Canada Inc.   Wholly-owned subsidiary of
                                                             Hewitt Associates LLC

France                   Paris         Hewitt Associates     Wholly-owned subsidiary of Hewitt
                                       SARL                  Associates LLC* (except
                                                              for qualifying shares)

Germany                  Wiesbaden     Hewitt Associates     96.5% held by Hewitt Associates
                                       GmbH                  LLC and 3.5% held by Hewitt
                                                             Holdings LLC

Italy                    Milan         Hewitt Associates     Wholly-owned subsidiary of
                                       Srl                   Hewitt Associates LLC*

Japan                    Tokyo         Hewitt Associates     95% held by Hewitt Associates
                                                             LLC and 5% held by local
                                                             employees

New Zealand              Wellington    Hewitt Associates     52% held by Hewitt Associates
                                       Limited               LLC and 48% held by Grant
                                                             O'Connell

Singapore                Singapore     Hewitt Associates     Wholly-owned subsidiary of
                                       Pte. Ltd.             Hewitt Associates LLC*

Spain                    Madrid        Hewitt Associates,    Wholly-owned subsidiary of
                                       S.A.                  Hewitt Associates LLC*

United Kingdom           St. Albans    Hewitt Associates     Wholly-owned subsidiary of
                                       Limited               Hewitt Associates LLC*

United States            Lincolnshire  Annod Corp.           Wholly-owned subsidiary of
                                                             Hewitt Associates LLC

________________
*Ownership interest in these wholly-owned subsidiaries are held 99% by Hewitt Associates LLC and 1% by Hewitt Holdings LLC

                              Hewitt Associates LLC
             Second Amendment to Revolving and Term Credit Agreement

Harris Trust and Savings Bank
Bank of America, N.A.

Ladies and Gentlemen:

     The undersigned, Hewitt Associates LLC, an Illinois limited liability company (the "Borrower"), refers to the Revolving and Term Credit Agreement dated as of May 28, 1996, as amended and currently in effect between the Borrower and the Lenders party thereto (as heretofore amended, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrower and the Lenders wish to amend the Credit Agreement to (i) provide the Borrower and its Subsidiaries additional flexibility to make investments, loans and advances, (ii) permit the Borrower to incur certain Funded Debt and (iii) make certain other amendments to the Credit Agreement, all on the terms and conditions set forth in this agreement (herein, the "Amendment").

1.   Amendments.

     Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:

     (a) Section 4 of the Credit Agreement shall be amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Domestic Subsidiary" means each Subsidiary of the Borrower which is organized under the laws of the United States of America or any State thereof.

                  "Foreign Subsidiary" means each Subsidiary that is not a Domestic Subsidiary.

                  "Guarantor" means each Domestic Subsidiary of the Borrower that executes and delivers to the Agent a Guaranty pursuant to Section
         7.22 hereof.

                  "Maximum Miscellaneous Investment Limit" means $20,000,000 through September 30, 2000 and shall increase (but never decrease) as of October 1, 2000 and as of the first day of each fiscal year of the Borrower thereafter by an amount equal to 5% of positive Net Income for the then immediately preceding fiscal year of the Borrower.

     (b) The definition of "Loan Documents" appearing in Section 4 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

                  "Loan Documents" means this Agreement, the Notes, the Applications and the Guaranties, if any.

     (c) The definition of "B of A" appearing in Section 4 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

          "B of A" means Bank of America, N.A.

     (d) Section 5.2 of the Credit Agreement shall be amended by inserting the following two sentences immediately at the end thereof:

          "Each Restricted Domestic Subsidiary (if any) is identified on
     Schedule 5.2. As of March 15, 2000, no Restricted Domestic Subsidiaries existed."

     (e) Section 5.3 of the Credit Agreement shall be amended by inserting the following new sentences immediately at the end thereof:

          "Each Guarantor has full right and authority to enter into the Guaranty to which it is a party, and to perform all of its obligations thereunder. Each Guaranty has been duly authorized, executed and delivered by the relevant Guarantor and constitutes a valid and binding obligation of such Guarantor enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and each Guaranty does not, nor does the performance or observance by the relevant Guarantor of any of the matters and things therein provided for, contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon such Guarantor or any provision of the relevant organizational documents of such Guarantor or any covenant, indenture or agreement of or affecting such Guarantor or any of its Properties, or result in the creation or imposition of any Lien on any Property of such Guarantor. No authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of the members or stockholders, of any of the Borrower or Guarantors or any other Person, is or will be necessary to the valid execution, delivery or performance by any of the Guarantors of its Guaranty."

     (f) Section 5.13 of the Credit Agreement shall be amended by inserting the following new sentence immediately at the end thereof:

          "The Lenders recognize that the Borrower is not in breach of the preceding sentence despite the fact that the Borrower is an Affiliate of AHA Investment Funds, Inc., a registered open-end investment company, for whom it acts as an investment consultant, and the Borrower, which acts as its administrator and shareholder servicing agent, and Hewitt Services LLC, an Affiliate of the Borrower that acts as its distributor, are Affiliates of Hewitt Series Trust, a registered open-end investment company."

     (g) Subsection (d) of Section 7.13 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

          "(d) currently outstanding unsecured indebtedness of the Borrower to B of A under its multicurrency facility and any additional or replacement multicurrency facilities aggregating no more than $20,000,000, and extensions and refunding (but not increases) in such indebtedness."

     (h) Subsections (f) and (g) of Section 7.13 of the Credit Agreement shall be amended and as so amended shall be restated in their entirety to read as follows:

          "(f) investments in, and loans and advances to, Hewitt Services LLC and the Borrower's Subsidiaries and other miscellaneous investments, loans and advances in each case to the extent outstanding as of December 31, 1999 and disclosed on Schedule 7.13 hereto;

          (g) investments in, and loans and advances to, Guarantors in addition to those otherwise permitted by this Section 7.13; and

          (h) investments, loans, advances, guaranties and acquisitions in addition to those otherwise permitted by this Section 7.13 provided (i) the aggregate amount of such investments, loans, advances, guaranties and acquisitions does not at any time exceed the Maximum Miscellaneous Investment Limit and (ii) this subsection (h) shall not permit any additional investments in, or loans or advances to, Overlook Associates, the Parent or Hewitt Services LLC."

     (i) Section 7.11 of the Credit Agreement shall be amended by inserting the following new sentence at the end thereof:

          "Notwithstanding anything contained in this Section to the contrary, the Borrower may issue by private placement, and thereby incur additional and other indebtedness evidenced by, promissory notes ("Medium Term Debt") in an aggregate amount of up to $100,000,000 provided that the Medium Term Debt (i) requires (absent acceleration) no payment of principal earlier than the Obligations, (ii) is unsecured, (iii) is subject to financial and other covenants no more burdensome on the Borrower or any of its Subsidiaries than those governing the Private Placement Indebtedness or those contained in this Agreement and (iv) is otherwise subject to documentation which is in form and substance substantially similar in all material respects to that applicable to the Private Placement Indebtedness or if not, contains interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies and other material terms in form and substance satisfactory to the Agent."

     (j) Section 7 of the Credit Agreement shall be amended by inserting the following new Section 7.22 at the end thereof:

          "Section 7.22. Guaranties. The Borrower shall cause the payment and performance of the Obligations to be at all times guaranteed by each direct and indirect Restricted Domestic Subsidiary of the Borrower pursuant to one or more guaranty agreements in form and substance acceptable to the Agent, as the same may be amended, modified or supplemented from time to time (individually a "Guaranty" and collectively the "Guaranties"). Concurrent with the delivery of each such Guaranty by any Subsidiary, the Borrower shall deliver to the Agent (i) certified copies of such Subsidiary's organizational documents and any board resolutions (or comparable action) authorizing such Guaranty, (ii) a favorable written opinion of counsel to such Subsidiary in form and substance satisfactory to the Agent and (iii) such other agreements, instruments, documents, certificates and opinions as the Agent may reasonably request."

     (k) Section 8.1(h) of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

          "(h) dissolution or termination of the existence of the Borrower or any Restricted Subsidiary or any Guarantor shall purport to repudiate, disavow, terminate or cancel its Guaranty; or"

     (l) Schedule 5.2 is hereby amended and restated in its entirety and as so amended shall be restated to read as set forth on Exhibit A hereto.

     (m) Schedule 7.13 is hereby amended and restated in its entirety and as so amended shall be restated to read as set forth on Exhibit B hereto.

2.   Conditions Precedent.

     The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent:

     (a) The Agent has received counterparts hereof signed by the Borrower and the Required Lenders.

     (b) All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Agent and Required Lenders and their counsel; and the Agent shall have received the signed Certificate of the Secretary of the Borrower, dated the date hereof, certifying that the resolutions adopted by the management of the Borrower on or about March 15, 2000 authorizing the execution, delivery and performance of the Loan Documents remain in full force and effect.

3.   Representations.

     The Borrower hereby represents and warrants to the Agent and the Lenders that as of the date hereof:

          (a) no Default and no Event of Default shall have occurred or be continuing on such date or would result from the effectiveness of this Amendment;

          (b) all representations and warranties on the part of the Borrower contained in the Loan Documents are true and correct in all material respects at and as of such date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date or as to matters previously disclosed to the Lenders); and

          (c) all conditions to making a Loan listed in Section 6.1 of the Credit Agreement are and shall remain satisfied as of such date, whether or not any Loan is then requested or made.

4.   Miscellaneous.

     (a) Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such items to be deemed to be a reference to the Credit Agreement as amended hereby.

     (b) The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent incurred in connection with the negotiation, preparation, execution and/or delivery of this Amendment and the other instruments or documents contemplated hereby or to be delivered hereunder. This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

                           [Signature Pages to Follow]

     Dated as of this 15th day of March, 2000.

                                Hewitt Associates LLC


                                By  /s/ C.L. Connolly III
                                     Its Authorized Representative



     Accepted and agreed to as of the last date above written.

                                Harris Trust and Savings Bank, individually and
                                    as Agent


                                By  /s/ Stephen Whiter
                                     Its Managing Director

     Accepted and agreed to as of the last date above written. The undersigned acknowledges and agrees that it now has succeeded to and assumed all the rights, benefits, duties and obligations of Bank of America, N.A. and NationsBank, N.A. under the Credit Agreement and the Loan Documents.


                                Bank of America, N.A. (successor to NationsBank,
                                    N.A.)


                                By  /s/ Michael Malone
                                     Its Senior Vice President

                                    EXHIBIT A
                                  SCHEDULE 5.2

                                  SUBSIDIARIES

                                                                                     PERCENTAGE
    COUNTRY                     CITY                      OWNER                      OWNERSHIP
Australia                      Sydney         Hewitt Associates Pty.         Wholly-owned subsidiary of
                                                                             Hewitt Ltd. Associates LLC

Canada                         Toronto        3412822 Canada Inc.            Wholly-owned subsidiary of
                                                                             Hewitt Ltd. Associates LLC

France                          Paris         Hewitt Associates SARL         Wholly-owned subsidiary of
                                                                             Hewitt Ltd. Associates LLC
                                                                             (except for qualifying shares)

Germany                       Wiesbaden       Hewitt Associates              96.5% held by Hewitt
                                              GmbH                           Associates LLC and 3.5% held
                                                                             by Hewitt Holdings LLC

Italy                           Milan         Hewitt Associates Srl          99.58% held by Hewitt
                                                                             Associates LLC and .42% held
                                                                             by John Ryan

Japan                           Tokyo         Hewitt Associates              Wholly-owned subsidiary of
                                              Kabushiki Gaisya               Hewitt Associates LLC

New Zealand                  Wellington       Hewitt Associates              Wholly-owned subsidiary of
                                              Limited                        Hewitt Associates LLC

Singapore                     Singapore       Hewitt Associates Pte.         Wholly-owned subsidiary of
                                              Ltd.                           Hewitt Associates LLC

Spain                           Madrid        Hewitt Associates, S.A.        Wholly-owned subsidiary of
                                                                             Hewitt Associates LLC

United                       St. Albans       Hewitt Associates              Wholly-owned subsidiary of
Kingdom                                       Limited                        Hewitt Associates LLC

United States               Lincolnshire      Annod Corp.                    Wholly-owned subsidiary of
                                                                             Hewitt Associates LLC

United States               Lincolnshire      Hewitt Distributions           99% held by Hewitt Associates
                                              LLC                            LLC and 1% held by Annod Corp.

United States               Lincolnshire      Hewitt Insurance               99% held by Hewitt Associates
                                              Brokerage LLC                  LLC and 1 % held by Hewitt
                                                                             Holdings LLC

Argentina                   Buenos Aires      Hewitt Associates, S.A.        40% held by Hewitt Associates
                                                                             LLC and 60% held by Alberto
                                                                             Fastman

Austria                        Vienna         Hewitt Associates              70% held by Hewitt Associates
                                              GmbH                           LLC and 30% held by Paul
                                                                             Rottig

Belgium                       Brussels        Hewitt Associates, S.A.        Wholly-owned subsidiary of
                                                                             Hewitt Associates LLC

Brazil                       Sao Paulo        Hewitt Associates S.C.         40% held by Hewitt Associates
                                              Limitada                       LLC, 59% held by Huggard
                                                                             Caine e Associates S.C. Ltda.
                                                                             and 1% held by Andrea
                                                                             Huggard Caine Reti

Chile                         Santiago        Hewitt Associates              99% held by Hewitt Associates
                                              (Chile) Limitada               LLC and 1 % held by Hewitt
                                                                             Holdings LLC

China                        Hong Kong        Hewitt Associates LLC          Branch of Hewitt Associates
                                                                             LLC

                              Beijing         Hewitt Associates              Branch of Hong Kong office
                                                                             Consulting (Shanghai) Co. Ltd.
                                                                             Beijing Branch

                              Shanghai        Hewitt Associates              Wholly-owned subsidiary of
                                              Consulting (Shanghai)          Hewitt Associates LLC
                                              Co. Ltd.

Czech Republic                  Prague        Hewitt Associates GmbH         Satellite Office of Austrian
                                                                             company

Hungary                        Budapest       Hewitt Associates GmbH         Satellite Office of Austrian
                                                                             company

India                         Bangalore       Noble & Hewitt (India)         Wholly-owned subsidiary of
                                Mumbai        Pvt. Ltd.                      Hewitt Associates LLC
                              New Delhi                                      (transaction pending)

Indonesia                      Jakarta        PT Hewitt Konsultan            Wholly-owned subsidiary of
                                              Indonesia                      Hewitt Associates LLC

Ireland                         Dublin        Hewitt Associates              Branch of Hewitt Associates
                                              Limited                        Limited

Malaysia                     Kuala Lumpur     Hewitt Associates SDN.         Wholly-owned subsidiary of
                                              BHD.                           Hewitt Associates LLC

Mexico                       Mexico City      Hewitt Associates de           Wholly-owned subsidiary of
                                              Mexico S. de R.L. de           Hewitt Associates LLC
                                              C.V.

                             Mexico City      Intergamma de Mexico           25% held by Hewitt Associates
                                              S.C.                           LLC and 75% held by 12
                                                                             partners of Intergamma de
                                                                             Mexico S.C.

Netherlands                   Amsterdam       Heijnis & Koelman,             30% held by Hewitt Associates
                                              B.V.                           LLC and 70% held by 7
                                                                             individuals and their
                                                                             participating B.V.s

                              Eindhoven       Hewitt & Koelman               50/50 joint venture between
                              Rotterdam       International B.V.             Hewitt Associates LLC and
                               Utrecht                                       Heijnis & Koelman, B.V.

Phillipines                     Manila        Hewitt Stat Asia, Inc.         40% held by Hewitt Associates
                                                                             LLC and 60% held by Hewitt
                                                                             Strat Asia, Inc.

Poland                          Warsaw        Hewitt Associates Sp. z        Wholly-owned subsidiary of
                                              o.o                            Hewitt Associates LLC

Puerto Rico.                   San Juan       Hewitt Associates              40% held by Hewitt Associates
                                              Caribe, Inc.                   LLC, 55% held by Bettye
                                                                             Baldwin and 5% held by
                                                                             Orlando Mercado

Slovenia                      Ljubljana       Hewitt Associates              Satellite Office of Austrian
                                              GmbH                           company

South Korea                     Seoul         Hewitt Associates Korea        Wholly-owned subsidiary of
                                              Yuhan Hoesa                    Hewitt Associates LLC

Sweden                        Stockholm       Hewitt/Loneanalyser            49% held by Hewitt Associates
                                              A.B.                           LLC and 51% held by

                                                                              Liineanalyser A.B.

Switzerland                   NeuchAtel       Prasa Hewitt                    Wholly-owned subsidiary of
                                Geneva        International  A.G.             Hewitt Associates LLC (363
                                Zurich                                        shares transferred on 1/1/2000
                                                                              and each 1/1 thereafter through
                                                                              2009)

Thailand                       Bangkok        Hewitt Associates               Wholly-owned subsidiary of
                                              (Thailand) Limited              Hewitt Associates LLC

Venezuela                      Caracas        Hewitt Associates               Wholly-owned subsidiary of
                                                                              Hewitt Associates Caribe, Inc.

Canada                         Calgary        Hewitt Associates               Canadian general partnership.
                               Montreal                                       General partnership interest
                               Toronto                                        held by Hewitt Associates LLC
                              Vancouver                                       through 3025288 Nova Scotia
                                                                              Company. Remaining general
                                                                              partnership interests held by
                                                                              Canadian owners through
                                                                              professional service
                                                                              corporations.

Canada                         Toronto        3025288 Nova Scotia             Wholly-owned subsidiary of
                                Regina        Company                         Hewitt Associates LLC (non-
                                                                              operating co.)

Canada                         Toronto        3409635 Canada Inc.             Wholly-owned subsidiary of Hewitt
                                Regina                                        Associates LLC (non-operating co.)

Canada                         Toronto        Hewitt Management               Ontario limited partnership of
                                Regina        Services, L.P.                  which 3409635 Canada Inc. is
                                                                              the general partner and the
                                                                              family trusts of each non-
                                                                              Vancouver Canadian owner is a
                                                                              limited partner. Provides
                                                                              management service to Hewitt
                                                                              Associates.

Dominican                   Santo Domingo     Hewitt Associates               Wholly-owned by Hewitt
Republic                                                                      Associates Caribe, Inc.

Mexico                       Mexico City      Hewitt Associates S.C.          99% held by Hewitt Mexicana
                                                                              S. de R.L. de C. V. and 1% held
                                                                              by Hewitt Associates LLC

Mexico                       Mexico City      Hewitt Mexicana S. de          Wholly-owned subsidiary of
                                              R.L. de C.V.                   Hewitt Associates LLC
                                                                             (holding company)

Portugal                        Lisbon        Hewitt Associates, LLC         Wholly-owned subsidiary of
                                              Sucursal en Portugal           Hewitt Associates LLC

*Denotes each Restricted Domestic Subsidiary.

                                    EXHIBIT B

                                  SCHEDULE 7.13

               EXISTING INVESTMENTS, LOANS AND ADVANCES TO HEWITT
              SERVICES LLC AND SUBSIDIARIES AS OF DECEMBER 31, 1999

ENTITY                                                COUNTRY                       AMOUNT
                                                                           (all in U.S. $)
Hewitt Associates Pty. Limited                        Australia         $          568,484
Hewitt Associates SARL and Hewitt Associates LLC      France                     6,746,606
Hewitt Associates GmbH                                Germany                    1,434,903
Hewitt Associates Srl                                 Italy                      1,504,609
Hewitt Associates Kabushiki Gaisya                    Japan                        486,114
Hewitt Associates Limited                             New Zealand                  361,065
Hewitt Associates Pte. Ltd.                           Singapore                  1,929,869
Hewitt Associates, S.A.                               Spain                      4,757,188
Hewitt Associates Limited                             United Kingdom            15,059,266
Annod Corp.                                           United States                      0
Hewitt Services LLC                                   United States                      0
Hewitt Associates                                     Canada                    58,251,606
Hewitt Associates de Mexico S. de R.L. de C.V.        Mexico                       534,230
     and Intergamma de Mexico S.C. and Hewitt
     Associates S.C.
Heijnis & Koelman, B.V. and Hewitt & Koelman          Netherlands                  718,918
     International, B.V.
Hewitt Associates, S.A.                               Belgium                      534,007
PRASA Hewitt International A.G.                       Switzerland                   17,673
Hewitt Associates (Thailand) Limited                  Thailand                     256,299
Hewitt Strat Asia, Inc.                               Phillipines                  106,667
Hewitt Associates Caribe, Inc.                        Puerto Rico                  195,845
PT Hewitt Konsultan Indonesia                         Indonesia                    786,230
Noble & Hewitt (India) Pvt. Ltd.                      India                        921,470
Hewitt Associates Sp. z o.o.                          Poland                       450,142
Hewitt Associates S.C. Limitada                       Brazil                             0
Hewitt Associates (Chile) Limitada                    Chile                        418,211
Hewitt Associates, S.A.                               Argentina                    319,388
Hewitt Associates LLLC, Hewitt Associates             China                      2,842,050
     Consulting (Shanghai) Co. and Ltd. Beijing
     Branch and Hewitt Associates Consulting
     (Shanghai) Co. Ltd.
Hewitt Associates GmbH                                Austria                      198,980
Hewitt Associates                                     Venezuela                          0
Hewitt Associates Korea Yuhan Hoesa                   South Korea                  286,836
Hewitt Associates SDN. BHD.                           Malaysia                     275,602

Hewitt/Loneanalyser A.B.                            Sweden                24,638
Miscellaneous investments, loans and advances                            932,200

--------------------------------------------------------------------------------

Total                                                           U.S.$100,919,094
                                                                ================






Note: Investments, loans and advances not permitted by this Schedule to extent in excess of amounts set forth above unless permitted by Section 7.13.

                              Hewitt Associates LLC
             Third Amendment to Revolving and Term Credit Agreement

Harris Trust and Savings Bank
Bank of America, N.A.

Ladies and Gentlemen:

     The undersigned, Hewitt Associates LLC, an Illinois limited liability company (the "Borrower"), refers to the Revolving and Term Credit Agreement dated as of May 28, 1996, as amended and currently in effect between the Borrower and the Lenders party thereto (as heretofore amended, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrower and the Lenders wish to amend the Credit Agreement to permit additional Medium Term Debt, increase the Maximum Miscellaneous Investment Limit, reflect the current permitted investments, loans and advances and make certain other amendments to the Credit Agreement, all on the terms and conditions set forth in this agreement (herein, the "Amendment").

1.   Amendments.

     Upon satisfaction of the conditions precedent set forth in Section 2 hereof, effective as of September 30, 2000, the Credit Agreement shall be and hereby is amended as follows:

     (a) The definition of "Maximum Miscellaneous Investment Limit" appearing in Section 4 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

          "Maximum Miscellaneous Investment Limit" means $70,000,000 through September 30, 2000 and shall increase (but never decrease) as of October 1, 2000 and as of the first day of each fiscal year of the Borrower thereafter by an amount equal to 5% of positive Net Income for the then immediately preceding fiscal year of the Borrower.

     (b) The last sentence of Section 5.2 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

          "As of November 30, 2000, no Restricted Domestic Subsidiaries existed."

     (c) The last sentence of Section 7.11 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

          "Notwithstanding anything contained in this Section to the contrary, the Borrower may issue by private placement, and thereby incur additional and other indebtedness evidenced by, promissory notes ("Medium Term Debt") in an aggregate amount of up to $200,000,000 provided that the Medium Term Debt (i) requires (absent acceleration) no payment of principal earlier than the Obligations, (ii) is unsecured, (iii) is subject to financial and other covenants no more burdensome in any material respect on the Borrower or any of its Subsidiaries than those governing the Private Placement Indebtedness or those contained in this Agreement and (iv) is otherwise subject to documentation which is in form and substance substantially similar in all material respects to that applicable to the Private Placement Indebtedness or if not, contains interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies and other material terms in form and substance satisfactory to the Agent."

     (d) Schedule 5.2 is hereby amended and restated in its entirety and as so amended shall be restated to read as set forth on Exhibit A hereto.

     (e) Schedule 7.13 is hereby amended and restated in its entirety and as so amended shall be restated to read as set forth on Exhibit B hereto.

2.   Conditions Precedent.

     The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent:

     (a) The Agent has received counterparts hereof signed by the Borrower and the Required Lenders.

     (b) The Agent shall have received the signed Certificate of the Secretary of the Borrower, dated the date hereof, certifying that the resolutions adopted by the management of the Borrower on or about March 15, 2000 authorizing the execution, delivery and performance of the Loan Documents remain in full force and effect.

     (c) All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Agent and Required Lenders and their counsel.

     Upon the satisfaction of the above conditions precedent, this Amendment shall be effective as of September 30, 2000.

3.   Representations.

     The Borrower hereby represents and warrants to the Agent and the Lenders that as of the date hereof:

          (a) no Default and no Event of Default shall have occurred or be continuing on such date or would result from the effectiveness of this Amendment;

          (b) all representations and warranties on the part of the Borrower contained in the Loan Documents are true and correct in all material respects at and as of such date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date or as to matters previously disclosed to the Lenders); and

          (c) all conditions to making a Loan listed in Section 6.1 of the Credit Agreement are and shall remain satisfied as of such date, whether or not any Loan is then requested or made.

4.   Miscellaneous.

     (a) Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such items to be deemed to be a reference to the Credit Agreement as amended hereby.

     (b) The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent incurred in connection with the negotiation, preparation, execution and/or delivery of this Amendment and the other instruments or documents contemplated hereby or to be delivered hereunder. This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

                           [Signature Pages to Follow]

     Dated as of this 30/th/ day of November, 2000, but effective as of September 30, 2000.

                                           Hewitt Associates LLC


                                           By /s/ C.L. Connolly III
                                              Its Authorized Representative


     Accepted and agreed to as of the last date above written.

                                           Harris Trust and Savings Bank,
                                              individually and as Agent


                                           By /s/ Stephen Whiter
                                              Its Managing Director

                                           Bank of America, N.A. (successor to
                                              NationsBank, N.A.)


                                           By /s/ Joel L. Morrel
                                              Its Managing Director

                                    Exhibit A

                                  Schedule 5.2

                                  Subsidiaries

Foreign Subsidiaries

        Country                   City                    Name                                  Structure
Australia                        Sydney         Hewitt Associates Pty. Ltd.     Wholly-owned subsidiary of Hewitt
                               Melbourne                                        Associates LLC

Belgium                         Brussels        Hewitt Associates, S.A.         Wholly-owned subsidiary of Hewitt
                                                                                Associates LLC

Canada                          Toronto         3412822 Canada Inc.             Wholly-owned subsidiary of Hewitt
                                                                                Associates LLC (inactive)

Canada                          Toronto         3409635 Canada Inc.             Wholly-owned subsidiary of Hewitt
                                                                                Associates LLC (inactive)

Canada                          Toronto         3038402 Nova Scotia             Wholly-owned subsidiary of Hewitt
                                                Company                         Associates LLC. Continuing from the
                                                                                amalgation of 3025288 Nova Scotia
                                                                                Company, James P. Marshall, Inc. and
                                                                                976344 Ontario Limited as part of the
                                                                                James P. Marshall, Inc. acquisition.

Chile                           Santiago        Hewitt Associates               99% held by Hewitt Associates LLC and
                                                (Chile) Limitada                1 % held by Hewitt Holdings LLC

China                           Shanghai        Hewitt Associates               Wholly-owned subsidiary of Hewitt
                                Beijing         Consulting (Shanghai) Co.       Associates LLC
                                                Ltd.

                               Hong Kong        Hewitt Associates LLC           Branch Office

France                           Paris          Hewitt Associates SARL          Wholly-owned subsidiary of Hewitt
                                                                                Associates LLC (except for qualifying
                                                                                shares which are in the process of being
                                                                                transferred to Hewitt Associates LLC)

Germany                        Wiesbaden        Hewitt Associates GmbH          96.5% held by Hewitt Associates LLC
                                                                                and 3.5% heldby Hewitt Holdings LLC

India              Bangalore        Hewitt Associates               Wholly-owned subsidiary of Hewitt
                    Gurgaon         (India) Pvt. Ltd.               Associates LLC (formerly known as
                   Hyderabad                                        Noble & Hewitt (I) Pvt. Ltd.)
                    Mumbai
                   New Delhi

Indonesia           Jakarta         PT Hewitt Konsultan             99% held by Hewitt Associates LLC
                                    Indonesia                       and 1% held by Hewitt Holdings LLC

Italy                Milan          Hewitt Associates Srl           99.58% held by Hewitt Associates LLC
                                                                    and .42% held by John Ryan

Japan                Tokyo          Hewitt Associates               Wholly-owned subsidiary of Hewitt
                                    Kabushiki Gaisya                Associates LLC

Malaysia          Kuala Lumpur      Hewitt Associates SDN.          Wholly-owned subsidiary of Hewitt
                                    BHD.                            Associates LLC


Mexico            Mexico City       Hewitt Associates               Wholly-owned subsidiary of Hewitt
                                    de Mexico S. de R.L.            Associates LLC (30 Darwin building
                                    de C.V.                         holding co.)


                  Mexico City       Hewitt Associates S.C.          Partnership owned 99% held by Hewitt
                                                                    Mexicana S. de R.L. de C.V. and 1% held
                                                                    by Empressas Hewitt S. de R.L. de C.V.

                  Mexico City       Hewitt Mexicana S. de R.L.      99% held by Hewitt Associates LLC and
                                    de C.V.                         1% held by Hewitt Holdings LLC

                  Mexico City       Empresas Hewitt S. de R.L.      99% held by Hewitt Associates LLC and
                                    de C.V.                         1% held by Hewitt Holdings LLC (created
                                                                    to hold interest in Hewitt Associates S.C.
                                                                    not held by Hewitt Mexicana S. de R.L.
                                                                    de C.V.)

New Zealand        Wellington       Hewitt Associates Limited       Wholly-owned subsidiary of Hewitt
                                                                    Associates LLC

Poland               Warsaw         Hewitt Associates Sp. z o.o.    Wholly-owned subsidiary of Hewitt
                                                                    Associates LLC

Portugal             Lisbon         Hewitt Associates, LLC          Wholly-owned subsidiary of Hewitt
                                    Sucursal en Portugal            Associates LLC


Singapore          Singapore        Hewitt Associates Pte. Ltd.     Wholly-owned subsidiary of Hewitt
                                                                    Associates LLC

South Korea                                     Hewitt Associates Korea         Wholly-owned subsidiary of Hewitt
                                                Yuhan Hoesa                     Associates LLC

Spain                            Madrid         Hewitt Associates, S.A.         Wholly-owned subsidiary of Hewitt
                                                                                Associates LLC

Thailand                        Bangkok         Hewitt Associates               Wholly-owned subsidiary of Hewitt
                                                (Thailand) Limited              Associates LLC


United Kingdom                 St. Albans       Hewitt Associates Limited       Wholly-owned subsidiary of Hewitt
                                                                                Associates LLC

Domestic Subsidiaries

     Country                     City                      Name                                  Structure
United States                 Lincolnshire      Annod Corp.                     Wholly-owned subsidiary of Hewitt
                                                                                Associates LLC

United States                 Lincolnshire      Hewitt Distributions LLC        99% held by Hewitt Associates LLC and
                                                                                1% held by Annod Corp.

United States                 Lincolnshire      Hewitt Insurance Brokerage LLC  99% held by Hewitt Associates LLC and
                                                                                1% held by Hewitt Holdings LLC

Foreign Affiliates

     Country                     City                      Name                                  Structure
Argentina                     Buenos Aires      Hewitt Associates, S.A.         40% held by Hewitt Associates LLC and
                                                                                60% held by Alberto Fastman

Austria                          Vienna         Hewitt Associates GmbH          70% held by Hewitt Associates LLC and
                                                                                30% held by Paul Rottig

Brazil                         Sao Paulo        Hewitt Associates S.C.          40% held by Hewitt Associates LLC, 59%
                                                Limitada                        held by Huggard-Caine e Associades S.C.
                                                                                Ltda. and 1% held by Andrea Huggard-Caine

Canada                          Toronto             Hewitt Associates           Ontario general partnership comprised of
                                Calgary                                         3038402 Nova Scotia Company and
                               Vancouver                                        professional services corporations owned
                                                                                by Hewitt Holdings LLC's Canada-based
                                                                                Owners.

                                            Hewitt Management Services L.P.     Ontario limited partnership of which 3409635
                                                                                Canada, Inc. is the general partner and the family
                                                                                trust of each non-Vancouver Canadian owner is a
                                                                                limited partner. Provides management services to
                                                                                Hewitt Associates (in process of being wound down).

                                            Hewitt Management Ltd. (formerly    Owned by the family trusts of each Vancouver,
                                            known as The Coles Group            Canadian owner. Provides management services to
                                            Consultants Ltd.)                   Hewitt Associates operations in Vancouver.

Czech Republic               Prague         Hewitt Associates GmbH,             Satellite Office of Austrian company
                                            organizacni slozka

Dominican Republic       Santo Domingo      Hewitt Associates Latin America,    Wholly-owned by Hewitt Associates Caribe, Inc.
                                            Inc.

Hungary                     Budapest        see Austria                         Satellite Office of Austrian company

Ireland                      Dublin         Hewitt Associates Limited           Branch of Hewitt Associates Limited

Mexico                    Mexico City       Intergamma S.C.                     25% held by Hewitt Associates LLC and 75% held by
                                                                                12 partners of Intergamma S.C.

Netherlands                Amsterdam        Hewitt & Koelman                    50/50 joint venture between Hewitt Associates LLC
                           Eindhoven        International B.V. (HKI)            and Heijnis & Koelman, B.V. The Dutch partner
                           Rotterdam                                            holds one preference share.
                           Utrecht

Netherlands                Amsterdam        Hewitt & Koelman B.V.               30% held by Hewitt Associates LLC and 70% held by
                                                                                individual owners and their participating B.V.s.

Phillipines                  Manila         Hewitt Strat Asia, Inc.             40% held by Hewitt Associates LLC and 60% held by
                                                                                Strat Asia, Inc.

Puerto Rico                 San Juan        Hewitt Associates Caribe, Inc.      40% held by Hewitt Associates LLC, 55% held by
                                                                                Bettye Baldwin and 5% held by Orlando Mercado

Slovenia                   Ljubljana        see Austria                         Satellite Office of Austrian company

Sweden                     Stockholm        Hewitt/Loneanalyser A.B.            49% held by Hewitt Associates LLC and 51% held by
                                                                                Loneanalyser A.B.

Switzerland            Neuchatel        Prasa Hewitt A.G.        Hewitt Associates LLC in process of buying 55.5%
                         Geneva                                  interest held by PRASA. 363 shares transferred on
                         Zurich                                  1/1 of each year through 2009.

Venezuela               Caracas         Hewitt Associates        Branch office of Hewitt Associates Caribe, Inc.

*Denotes each Restricted Domestic Subsidiary.

                                    Exhibit B

                                  Schedule 7.13

               Existing Investments, Loans and Advances to Hewitt
               Services and Subsidiaries as of September 30, 2000

Entity                                                                    Country                                   Amount
                                                                                                               (all in U.S. $)
Hewitt Associates Pty. Limited                                            Australia                            $      714,077
Hewitt Associates SARL and Hewitt Associates LLC                          France                                    7,052,003
Hewitt Associates GmbH                                                    Germany                                   1,550,853
Hewitt Associates Srl                                                     Italy                                     1,604,221
Hewitt Associates Kabushiki Gaisya                                        Japan                                       583,269
Hewitt Associates Limited                                                 New Zealand                                 481,065
Hewitt Associates Pte. Ltd.                                               Singapore                                 2,365,709
Hewitt Associates, S.A.                                                   Spain                                     4,870,261
Hewitt Associates Limited                                                 United Kingdom                           18,495,388
Annod Corp.                                                               United States                                     0
Hewitt Services LLC                                                       United States                                     0
Hewitt Associates                                                         Canada                                   60,964,126
Hewitt Associates de Mexico S. de R.L. de C.V. and
 Intergamma de Mexico S.C. and Hewitt Associates S.C.                     Mexico                                    1,623,274
Heijnis & Koelman, B.V. and Hewitt & Koelman
 International, B.V.                                                      Netherlands                               1,325,254
Hewitt Associates, S.A.                                                   Belgium                                     959,102
PRASA Hewitt International A.G.                                           Switzerland                               2,713,705
Hewitt Associates (Thailand) Limited                                      Thailand                                    582,521
Hewitt Strat Asia, Inc.                                                   Phillipines                                 110,181
Hewitt Associates Caribe, Inc.                                            Puerto Rico                                 195,845
PT Hewitt Konsultan Indonesia                                             Indonesia                                 1,084,251
Hewitt Associates (India) Pvt. Ltd., formerly known as
 Noble & Hewitt (India) Pvt. Ltd.                                         India                                     3,146,157
Hewitt Associates LLC Tucursal en Portugal                                Portugal                                    302,663
Hewitt Associates Sp. z o.o.                                              Poland                                      561,865
Hewitt Associates S.C. Limitada                                           Brazil                                            0
Hewitt Associates (Chile) Limitada                                        Chile                                       637,343
Hewitt Associates, S.A.                                                   Argentina                                   327,573
Hewitt Associates LLC, Hewitt Associates Consulting
 (Shanghai) Co. and Ltd. Beijing Branch and Hewitt
 Associates Consulting (Shanghai) Co. Ltd.                                China                                     3,205,586
Hewitt Associates GmbH                                                    Austria                                      93,466
Hewitt Associates                                                         Venezuela                                         0

Hewitt Associates Korea Yuhan Hoesa                        South Korea                367,956
Hewitt Associates SDN. BHD.                                Malaysia                   406,483
Hewitt/Loneanalyser A.B.                                   Sweden                      59,118
Miscellaneous investments, loans and advances                                       2,798,524

Total                                                                        U.S.$119.181.839
                                                                             ================

Note: Investments, loans and advances not permitted by this Schedule to extent in excess of amounts set forth above unless permitted by Section 7.13.

                              Hewitt Associates LLC
             Fourth Amendment to Revolving and Term Credit Agreement

Harris Trust and Savings Bank
Bank of America, N.A.

Ladies and Gentlemen:

     The undersigned, Hewitt Associates LLC, an Illinois limited liability company (the "Borrower"), refers to the Revolving and Term Credit Agreement dated as of May 28, 1996, as amended and currently in effect between the Borrower and the Lenders party thereto (as heretofore amended, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrower and the Lenders wish to amend the Credit Agreement to extend the Revolving Credit Termination Date, all on the terms and conditions set forth in this agreement (herein, the "Amendment").

1.   Amendments.

     Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the definition of "Revolving Credit Termination Date" appearing in
Section 4 of the Credit Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as follows:

          "Revolving Credit Termination Date" means August 31, 2001, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 3.3, 8.2 or 8.3 hereof.

2.   Conditions Precedent.

     The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent:

     (a) The Agent has received counterparts hereof signed by the Borrower and the Lenders.

     (b) All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Agent and Required Lenders and their counsel.

3.   Representations.

     The Borrower hereby represents and warrants to the Agent and the Lenders that as of the date hereof:

          (a) no Default and no Event of Default shall have occurred or be continuing on such date or would result from the effectiveness of this Amendment;

          (b) all representations and warranties on the part of the Borrower contained in the Loan Documents are true and correct in all material respects at and as of such date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date or as to matters previously disclosed to all Lenders in writing).

4.   Miscellaneous.

     (a) Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such items to be deemed to be a reference to the Credit Agreement as amended hereby.

     (b) The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent incurred in connection with the negotiation, preparation, execution and/or delivery of this Amendment and the other instruments or documents contemplated hereby or to be delivered hereunder. This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

     (c) This Amendment has been duly authorized, executed and delivered on the Borrower's behalf, and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                           [Signature Pages to Follow]

         Dated as of this ___ day of May, 2001


                                             Hewitt Associates LLC


                                             By /s/ C.L. Connolly III
                                                Its Authorized Principal


         Accepted and agreed as of the last date above written

                                             Harris Trust and Savings Bank,
                                                individually and as Agent


                                             By /s/ Stephen Whiter
                                                Its Managing Director


                                             Bank of America, N.A. (successor to
                                                  NationsBank, N.A.)


                                             By /s/  Shrent Maureith
                                                Its Vice President

                              Hewitt Associates LLC
             Fifth Amendment to Revolving and Term Credit Agreement

Harris Trust and Savings Bank
Bank of America, N.A.

Ladies and Gentlemen:

     The undersigned, Hewitt Associates LLC, an Illinois limited liability company (the "Borrower"), refers to the Revolving and Term Credit Agreement dated as of May 28, 1996, as amended and currently in effect among the Borrower, Harris Trust and Savings Bank, individually ("Harris") and as Agent ("Agent") and Bank of America, N.A. ("Bank of America") (along with Harris Trust and Savings Bank in its capacity as a lender, collectively the "Lenders") (as heretofore amended, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrower and the Lenders wish to extend the Revolving Credit Termination Date, adjust the Applicable Margin rates, adjust the respective Revolving Credit Commitments of the Lenders, convert the commitment fee into a facility fee and make certain other amendments, all on the terms and conditions set forth in this agreement (herein, the "Amendment").

1.   Amendments.

     Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:

     1.1. Section 2.12 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          Section 2.12. Interest Rate Margins, L/C Fee and Facility Fee Adjustment. Effective as of August 31, 2001, the percentages specified in the definitions of the terms "Applicable Domestic Rate Margin", "Applicable LIBOR Margin", "Applicable L/C Fee" and "Applicable Facility Fee" specified in Section 4.1 hereof shall be as set forth under Level II below, and thereafter such percentages shall be subject to quarterly adjustment (commencing with receipt of the financial statements for the fiscal quarter ending September 30, 2001 in the manner set forth below) as follows in effect with the Funded Debt Ratio being computed as in effect on the last day of each fiscal quarter end:

                                    Level I         Level II          Level III
                                    -------         --------          ---------

                                                 Greater than or
                                                 equal to 40% but   Greater than or
   Funded Debt Ratio:            Less than 40%    less than 50%       equal to 50%
                                 -------------    -------------       ------------
   Then Applicable Margins
   and Applicable Facility Fee
   Shall Be:

   Applicable Margin for
   Domestic Rate Portions                0%                 0%                 0%

   Applicable Margin for
   LIBOR Portions                      .42%               .65%               .75%

   Applicable Facility Fee             .08%               .10%              .125%

   Applicable L/C Fee                  .42%               .65%               .75%

          Not later than five Business Days after receipt by the Agent of the financial statements and the compliance certificate called for by
          Section 7.5 hereof for the applicable quarter, the Agent shall determine the Funded Debt Ratio for the applicable period based on the information contained in such financial statements and compliance certificate and shall promptly notify the Borrower and the Lenders of such determination and of any change in the Applicable Margins, Applicable Facility Fee and Applicable L/C Fee resulting therefrom, any such change in the Applicable Margins, Applicable Facility Fee and Applicable L/C Fee to be effective as of the date the Agent so notifies the Borrower, with such new Applicable Margins, Applicable Facility Fee and Applicable L/C Fee to continue in effect until the effective date of the next quarterly redetermination in accordance with the foregoing. Each determination of the Funded Debt Ratio, Applicable Margins, Applicable Facility Fee and Applicable L/C Fee by the Agent in accordance with this Section shall be conclusive and binding on the Borrower and the Lenders absent manifest error.

     1.2. Section 3.1(a) and Section 3.1(c) of the Credit Agreement shall each be amended and restated in their entirety to read as follows:

          (a) Facility Fee. For the period from and including the date hereof to but not including the Revolving Credit Termination Date, the Borrower shall pay to the Agent for the account of the Lenders a facility fee at the rate per annum equal to the Applicable Facility Fee as from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) on the average daily Revolving Credit Commitments (whether or not in use). Such facility fee shall be payable quarter-annually in arrears on the last day of each September, December, March and June in each year (commencing September 30, 2001) and on the Revolving Credit Termination Date.

          (c) Agent's Fees. The Borrower shall pay to the Agent, for its own use and benefit, an Agent's fee and other fees as mutually agreed upon by the Borrower and the Agent pursuant to the terms of that certain letter agreement dated August 31, 2001.

     1.3. The definition of "Revolving Credit Termination Date" appearing in
Section 4.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     "Revolving Credit Termination Date" means August 30, 2002, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 3.3, 8.2 or 8.3 hereof.

     1.4. The definition of "Applicable Facility Fee" shall be added to Section
4.1 of the Credit Agreement in the appropriate alphabetical order:

     "Applicable Facility Fee" means such rate, subject to adjustment, as set forth in Section 2.12 hereof.

     1.5. The definition of "Applicable Commitment Fee" appearing in Section 4.1 of the Credit Agreement shall be deleted in its entirety.

     1.6. Section 7.8 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          Section 7.8 Owners Equity. The Borrower will, at all times, have a Owners Equity of not less than the Minimum Required Amount. For purposes hereof, the "Minimum Required Amount" shall mean $160,000,000 and shall increase as of January 1, 2000 and as of the first day of each fiscal quarter of the Borrower ending thereafter by an amount equal to 10% of positive Net Income from and after October 1, 1999.

     1.7. The Revolving Credit Commitments of the Lenders shall be amended to be in the amounts set forth below opposite the name of the relevant Lender:

              Name of Lender                     Revolving Credit Commitment

     Harris Trust and Savings Bank                         $37,500,000

     Bank of America, N.A.                                 $32,500,000


2.   Conditions Precedent.

     The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent:

     2.1. The Agent has received counterparts hereof signed by the Borrower and the Lenders.

     2.2. The Borrower shall have paid to the Agent (a) for the ratable benefit of the Lenders an amendment fee of .10% multiplied by the Revolving Credit Commitments of the Lenders as in effect after giving effect to this Amendment and (b) for the Agent's own use and benefit an agent's administrative fee as set forth in the agent's fee letter being executed and delivered by the Borrower and the Agent concurrently herewith.

     2.3 The Agent shall have received for delivery (i) to Harris a replacement Revolving Credit Note in the face principal amount of $37,500,000 and (ii) to Bank of America a replacement Revolving Credit Note in the face principal amount of $32,500,000, such replacement Revolving Credit Notes to constitute "Notes" for all purposes of the Credit Agreement.

     2.4. All legal matters incident to the execution and delivery of this Amendment and the instruments and documents contemplated hereby shall be satisfactory to the Lenders and their counsel; and the Agent shall have received (with a signed copy for each Lender) the signed Certificate of the Secretary of the Company, dated the date hereof, certifying (i) a true and correct copy of resolutions adopted by the management of the Company authorizing or ratifying the execution, delivery and performance of the Credit Agreement as amended by this Amendment and the other instruments and documents called for above and authorizing the issuance by the Company of the replacement Notes and (ii) the incumbency and specimen signatures of officers of the Company executing the documents referred to in clause (i) above and any other documents delivered to the Agent in connection with this Amendment.

3.   Representations.

     The Borrower hereby represents and warrants to the Agent and the Lenders that as of the date hereof:

          3.1. No Default and no Event of Default shall have occurred or be continuing on such date or would result from the effectiveness of this Amendment;

          3.2. All representations and warranties on the part of the Borrower contained in the Loan Documents are true and correct in all material respects at and as of such date as though made on and as of such date (except as to matters previously disclosed to all Lenders in writing).

4.   Equalization of Outstanding Loans.

     On August 31, 2001, if any Revolving Credit Loans are then outstanding, each Bank (through the Agent) shall each fund its Revolver Percentage of the outstanding Revolving Credit Loans so that after giving effect thereto each Bank holds a pro rata share (in proportion to its respective Revolving Credit Commitment in effect after giving effect to this Amendment) of the outstanding Revolving Credit Loans.

5.   Miscellaneous.

     5.1. Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such items to be deemed to be a reference to the Credit Agreement as amended hereby.

     5.2. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent incurred in connection with the negotiation, preparation, execution and/or delivery of this Amendment and the other instruments or documents contemplated hereby or to be delivered hereunder. This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This

Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

     5.3. This Amendment has been duly authorized, executed and delivered on the Borrower's behalf, and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     5.4. Upon satisfaction of all of the conditions precedent set forth in
Section 2 hereof, each Lender shall return to the Agent (for return to the Company) the Revolving Credit Notes previously held be such Lender prior to giving effect to this Amendment marked "Replaced by Note date August 31, 2001" or marked with words of similar import.

                           [Signature Pages to Follow]

     This Fifth Amendment to Revolving and Term Credit Agreement is dated as of this 31st day of August, 2001.

                                              HEWITT ASSOCIATES LLC



                                              By /s/ C.L. Connolly III
                                                 Its Authorized Principal



     Accepted and agreed as of the last date above written


                                              Harris Trust and Savings Bank,
                                                 individually and as Agent

                                              By /s/ Joann L. Holdman
                                                 Its Vice President

                                              Bank of America, N.A.



                                              By /s/  Shrent Maurieth
                                                 Its Vice President

                              HEWITT ASSOCIATES LLC
        SIXTH AMENDMENT AND WAIVER TO REVOLVING AND TERM CREDIT AGREEMENT

Harris Trust and Savings Bank
Bank of America, N.A.

Ladies and Gentlemen:

     The undersigned, Hewitt Associates LLC, an Illinois limited liability company (the "Borrower"), refers to the Revolving and Term Credit Agreement dated as of May 28, 1996, as amended and currently in effect among the Borrower, Harris Trust and Savings Bank, individually ("Harris") and as Agent ("Agent") and Bank of America, N.A. ("Bank of America") (along with Harris Trust and Savings Bank in its capacity as a lender, collectively the "Lenders") (as heretofore amended, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrower intends to enter into a reorganization transaction pursuant to which, among other things, (i) the Parent will create a new subsidiary, Hewitt Associates, Inc., a Delaware corporation ("HAI"), (ii) the Borrower will distribute an amount not to exceed $207.5 million comprised of accounts receivable and cash to the Parent, and (iii) the Parent will transfer all of its ownership interests in the Borrower to HAI (collectively, the foregoing transactions and the related transactions described in the form S-1 Registration Statement of HAI filed with the U.S. Securities and Exchange Commission on May 17, 2002, as it may be amended from time to time (the "S-1"), the "Reorganization Transaction").

     The Borrower has requested that the Lenders waive certain Defaults and Events of Default which would otherwise occur as a result of the Reorganization Transaction, and amend certain provisions of the Credit Agreement in connection therewith, and the Lenders are willing to do so, all on the terms and conditions set forth in this Sixth Amendment and Waiver (herein, the "Amendment").

SECTION 1.  WAIVER.

     By signing below, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders hereby waive any violations of the following Sections of the Credit Agreement which could or would otherwise be directly caused by the Reorganization Transaction, as well as any Default or Event of Default which could or would otherwise result from such violations, whether such violations occurred or would otherwise occur before, on or after the date hereof: Section 7.7 (Funded Debt Ratio), Section 7.8 (Owners Equity),
Section 7.10 (Distributions), Section 7.11(b) (Funded Debt - purchase money indebtedness and Capitalized Lease Obligations) and Section 7.15 (Mergers, Consolidations and Sales). In addition to any other conditions set forth herein, it is a condition to the ongoing effectiveness of the foregoing waivers that the Borrower maintain Consolidated Net Capital of not less than

$25,000,000 at all times during the effectiveness thereof; if at any time the Borrower's Consolidated Net Capital should be less than $25,000,000, the foregoing waivers shall automatically terminate and no longer be of any force or effect. As used herein, "Consolidated Net Capital" shall have the meaning set forth in that certain First Amendment and Waiver to Note Purchase Agreement dated on or about the date hereof relating to the Borrower's $50,000,000 7.45% Senior Notes due May 30, 2008.

SECTION 2.  AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

          2.1. Section 7.11(b) of the Credit Agreement shall be amended to read in its entirety as follows:

               (b) purchase money indebtedness secured by Liens permitted by
          Section 7.12(d) hereof heretofore or hereafter incurred to acquire fixed assets and not exceeding the purchase price of the assets financed and Capitalized Lease Obligations not exceeding, in aggregate principal amount at any one time outstanding, 20% of Owners Equity, provided that the long term lease of property in Norwalk, Connecticut (the "Norwalk Lease") in connection with which the Borrower has incurred Capitalized Lease Obligations in an amount of approximately $65,000,000, shall be permitted pursuant to this Section 7.11(b) and shall not be counted against the maximum amount set forth herein, although it shall continue to be counted as Funded Debt for all other purposes under this Agreement.

          2.2. Section 8.1 of the Credit Agreement shall be amended by deleting the word "or" following clause (i) thereof, deleting the period following clause (j) thereof and adding "; or" in its stead, and adding a new clause
     (k) immediately following clause (j) to read in its entirety as follows:

               (k) the Parent defaults in the performance of or compliance with any term contained in the Parent Guaranty dated on or about May 31, 2002 in favor of the Agent and the Lenders or such Parent Guaranty ceases to be in full force and effect (except as set forth therein with respect to the release thereof), or is declared to be null and void in whole or in part by a court or other governmental or regulatory authority having jurisdiction over such matter or the validity or enforceability thereof shall be contested by any of the Borrower or the Parent or any of them renounces any of the same or denies that it has any or further liability thereunder.

3. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent:

     3.1. The Agent shall have received counterparts hereof signed by the Borrower and the Lenders.

     3.2. The Agent shall have received the Parent's guaranty (the "Parent Guaranty"), which shall be a payment guaranty and not a guaranty of collection and shall be in form and substance satisfactory to the Lenders, of all of the Obligations. The Parent Guaranty shall provide that it shall terminate automatically upon fulfillment of all of the following conditions: (i) demonstration by the Borrower, to the reasonable satisfaction of the Agent and the Lenders, that the Borrower is in compliance with the covenants set forth in Sections 7.7, 7.8 and 7.11(b) of the Credit Agreement, and (ii) no Default or Event of Default shall exist.

     3.3. The Agent shall have received from the Borrower pro forma financial statements in form and substance satisfactory to the Lenders showing the effect of the Reorganization Transaction on the Borrower, including without limitation showing pro forma calculations under the covenants set forth in Sections 7.7,
7.8 and 7.11(b) of the Credit Agreement both (i) after giving effect to the Reorganization Transaction but before the initial public offering of Class A Common Stock of HAI (the "IPO"), and (ii) on the date of and after giving effect to such transactions as are necessary to put the Borrower into compliance with the covenants set forth in Sections 7.7, 7.8 and 7.11(b) of the Credit Agreement as described in Section 3.2(i), above.

     3.4. Any material changes to the terms of the Reorganization Transaction or the IPO from those reflected in the S-1 as filed on May 17, 2002 shall be reasonably satisfactory to the Lenders.

     3.5. All legal matters incident to the execution and delivery of this Amendment and the guaranty of the Parent described above shall be satisfactory to the Lenders and their counsel; and the Agent shall have received (with a signed copy for each Lender) the signed Certificate of the Secretary or Assistant Secretary of the Parent certifying a true and correct copy of evidence of appropriate action by the members or other governing body of the Parent authorizing the execution and delivery of the Parent Guaranty, together with a copy of the Articles of Organization and Operating Agreement of the Parent.

4. REPRESENTATIONS.

     The Borrower hereby represents and warrants to the Agent and the Lenders that as of the date hereof:

          4.1. No Default and no Event of Default (except such Defaults or Events of Default as are specifically waived hereby) shall have occurred and be continuing on such date;

          4.2. All representations and warranties on the part of the Borrower contained in the Loan Documents are true and correct in all material respects at and as of such date as though made on and as of such date (except as to matters previously disclosed to all Lenders in writing).

SECTION 5.  MISCELLANEOUS.

     5.1. Except as specifically modified hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such items to be deemed to be a reference to the Credit Agreement as modified hereby.

     5.2. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent incurred in connection with the negotiation, preparation, execution and/or delivery of this Amendment and the other instruments or documents contemplated hereby or to be delivered hereunder. This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

     5.3. This Amendment has been duly authorized, executed and delivered on the Borrower's behalf, and the Credit Agreement, as modified hereby, constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                           [SIGNATURE PAGES TO FOLLOW]

     This Sixth Amendment and Waiver to Revolving and Term Credit Agreement is dated as of this ___ day of May, 2002.

                                    BORROWER


                                    HEWITT ASSOCIATES LLC



                                    By /s/ C. Lawrence Connolly III
                                       Its Authorized Principal


                                    LENDERS


                                    HARRIS TRUST AND SAVINGS BANK,
                                       individually and as Agent



                                    By /s/ Joann L. Holman
                                       Its Vice President


                                    BANK OF AMERICA, N.A.



                                    By /s/ John E. Williams
                                       Its Managing Director